UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s: Prudential Jennison Focused Growth Fund FKA Prudential Jennison Select Growth Fund, Prudential QMA Global Tactical Allocation Fund, Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2018

Date of reporting period:	2/28/2018

Item 1 – Reports to Stockholders

     PRUDENTIAL JENNISON FOCUSED GROWTH FUND

(Formerly known as Prudential Jennison Select Growth Fund)

ANNUAL REPORT

FEBRUARY 28, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•

Information technology positions were meaningful contributors to positive performance, as both stock selection and an overweight (holding a larger percentage of stocks) relative to the Russell 1000® Growth Index (the Index) benefited return.

•	Security selection was likewise strong in the consumer discretionary sector.

•	Health care positions advanced in the aggregate but lagged their Index counterparts.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Jennison Focused Growth Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Jennison Focused Growth Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Focused Growth Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential Jennison Focused Growth Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	32.34	17.06	11.87	—
Class B	34.09	17.40	11.67	—
Class C	38.02	17.50	11.68	—
Class Z	40.46	18.69	12.80	—
Class Q	40.45	18.67	N/A	16.05 (5/3/12)
Russell 1000® Growth Index	26.11	17.03	11.58	—
S&P 500 Index	17.09	14.72	9.72	—
Lipper Large-Cap Growth Funds Average	26.61	15.69	10.25	—

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	40.04	18.39	12.50	—
Class B	39.09	17.51	11.67	—
Class C	39.02	17.50	11.68	—
Class Z	40.46	18.69	12.80	—
Class Q	40.45	18.67	N/A	16.05 (5/3/12)
Russell 1000® Growth Index	26.11	17.03	11.58	—
S&P 500 Index	17.09	14.72	9.72	—
Lipper Large-Cap Growth Funds Average	26.61	15.69	10.25	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Focused Growth Fund (Class Z shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 29, 2008) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

Prudential Jennison Focused Growth Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Z*	Class Q***
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another fund or through dividend or capital gains reinvestment.

***Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The average annual total return for the Russell 1000 Growth Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 2/28/18 is 15.63%.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the S&P 500 Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 2/28/18 is 14.44%.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the

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middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 2/28/18 is 14.24%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 2/28/18 (%)
Amazon.com, Inc., Internet & Direct Marketing Retail	6.2
Mastercard, Inc., IT Services	4.9
Netflix, Inc., Internet & Direct Marketing Retail	4.8
Alibaba Group Holding Ltd. (China), ADR, Internet Software & Services	4.8
Tencent Holdings Ltd. (China), Internet Software & Services	4.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/18 (%)
Internet Software & Services	21.2
Internet & Direct Marketing Retail	14.3
Software	12.0
IT Services	11.2
Textiles, Apparel & Luxury Goods	7.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Focused Growth Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Focused Growth Fund’s Class Z shares advanced 40.46% for the 12 months ended February 28, 2018. In the same period, the Index rose 26.11%, the S&P 500 Index increased 17.09%, and the Lipper Large-Cap Growth Funds Average gained 26.61%.

What was the market environment?

•

Equity returns were strong during the reporting period, as global gross domestic production (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•

In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence.

•	Reduced regulatory activity and pressures, and revised corporate tax legislation, likewise contributed to market performance.

•

Market volatility late in the period reflected concerns that inflation expectations would rise and monetary tightening would ensue, and that the likely stimulative effect of tax legislation could be weakened by the negative effect of possible new tariffs and other trade restrictions.

What worked?

Information technology positions were meaningful contributors to positive performance as both stock selection and an overweight relative to the Index benefited return.

•

Tencent Holdings, China’s largest and most visited Internet service portal, continues to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

•

Jennison believes Alibaba, one of the world’s largest e-commerce companies, with a dominant market share in China, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•

Historically known for Photoshop, the PDF, and Flash platforms, Adobe Systems has transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software—content creation and digital marketing.

•	Chip maker Nvidia is driving high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced around its platform.

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•

Online marketplace MercadoLibre benefited from strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, that are driving market share gains. Jennison likes the company’s exposure to Latin America’s expanding Internet penetration rates and low e-commerce share of the retail market.

Security selection was likewise strong in the consumer discretionary sector.

•	Amazon’s scale dominance allows an advantageous cost structure and ability to aggressively invest in its businesses.

•	Netflix rose on robust subscriber growth. As the company develops into a global network, its earnings potential grows significantly.

In industrials, Boeing’s gain reflected the 787 Dreamliner commercial jet’s cash generation, solid cost controls, and ramped-up 737 jet production.

What didn’t work?

Health care positions advanced in the aggregate, but lagged their Index counterparts.

•

Celgene lowered its long-term guidance because of pipeline disappointments. Still largely tied to its leading product, a drug that treats blood disorders, the company is in the early stages of its diversification strategy.

•	Alexion Pharmaceuticals is pursuing label expansion opportunities for its flagship product in other disease settings, but is in a transitionary phase as new management settles in.

•	Regeneron Pharmaceuticals, which makes drugs for macular degeneration and high cholesterol, declined on slower-than-expected product launches and fears of potential competition.

•

In financials, Goldman Sachs fell on diminished revenue growth prospects and an uncertain outlook for reduced regulation, which has constrained the company and the rest of the financial services sector.

•	In consumer discretionary, Nike reported disappointing gross margins and faced challenges in a changing US retail environment.

•	In information technology, Internet security company Palo Alto Networks was hurt by weaker-than-projected product revenue and concerns about an uncertain macroeconomic environment.

The Fund’s positions in Celgene, Alexion, Regeneron, Goldman Sachs, and Palo Alto were eliminated before the end of the Fund’s fiscal year.

Prudential Jennison Focused Growth Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Tencent Holdings Ltd, Technology, Software	3.92	Goldman Sachs, Financials, Institutional Financial Services	–0.56
Amazon.com, Consumer Discretionary, Internet & Direct Marketing Retail	3.84	Celgene, Health Care, Biotechnology	–0.44
Alibaba Group Holding Ltd., Internet Software & Services	3.67	Palo Alto Networks, Technology, Communications Equipment	–0.43
Netflix, Internet & Direct Marketing Retail	3.58	Alexion Pharmaceuticals, Biotechnology	–0.30
Nvidia, Semiconductors & Semiconductor Equipment	2.36	Nike, Textiles, Apparel & Luxury Goods	–0.28

Current outlook

•	Long-term investing in a concentrated portfolio of market-leading companies that create economic value through unique business models and long-duration competitive advantages remains Jennison’s focus.

•	Jennison expects the Fund’s aggregate earnings per share (EPS) growth in 2018 to once again outpace EPS growth of the broader market.

•	Given the strength and duration of the Fund’s projected earnings growth, Jennison believes that Fund valuations remain reasonable relative to the market.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Jennison Focused Growth Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Focused Growth Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,180.10	1.24%	$6.70
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21
Class B	Actual	$1,000.00	$1,177.30	1.99%	$10.74
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94
Class C	Actual	$1,000.00	$1,176.50	1.99%	$10.74
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94
Class Z	Actual	$1,000.00	$1,182.40	0.99%	$5.36
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Class Q	Actual	$1,000.00	$1,182.80	0.99%	$5.36
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of February 28, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS

Aerospace & Defense 3.6%
Boeing Co. (The)	45,315	$16,413,546

Automobiles 1.9%
Tesla, Inc.*(a)	25,880	8,878,393

Banks 4.1%
JPMorgan Chase & Co.	162,754	18,798,087

Biotechnology 2.3%
Vertex Pharmaceuticals, Inc.*	63,381	10,523,147

Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	47,980	10,851,157

Hotels, Restaurants & Leisure 4.4%
Marriott International, Inc. (Class A Stock)	79,200	11,183,832
McDonald’s Corp.	56,692	8,942,596

		20,126,428

Internet & Direct Marketing Retail 14.3%
Amazon.com, Inc.*	18,716	28,307,013
ASOS PLC (United Kingdom)*	60,723	6,166,483
Booking Holdings, Inc.*	4,235	8,614,160
Netflix, Inc.*	75,876	22,108,749

		65,196,405

Internet Software & Services 21.2%
Alibaba Group Holding Ltd. (China), ADR*(a)	117,729	21,914,076
Alphabet, Inc. (Class A Stock)*	10,214	11,275,439
Alphabet, Inc. (Class C Stock)*	10,130	11,190,915
Facebook, Inc. (Class A Stock)*	94,866	16,916,505
MercadoLibre, Inc. (Argentina)	36,445	14,139,566
Tencent Holdings Ltd. (China)	395,930	21,660,745

		97,097,246

IT Services 11.2%
Mastercard, Inc. (Class A Stock)	127,830	22,467,401
PayPal Holdings, Inc.*	212,550	16,878,596
Square, Inc. (Class A Stock)*(a)	260,125	11,978,756

		51,324,753

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	17

Schedule of Investments (continued)

as of February 28, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Media 2.6%
Comcast Corp. (Class A Stock)	333,703	$12,083,386

Personal Products 3.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	97,479	13,494,993

Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	142,957	9,463,753

Semiconductors & Semiconductor Equipment 2.2%
NVIDIA Corp.	41,747	10,102,774

Software 12.0%
Activision Blizzard, Inc.	181,610	13,281,139
Adobe Systems, Inc.*	66,357	13,877,240
salesforce.com, Inc.*	148,272	17,236,620
Workday, Inc. (Class A Stock)*	83,020	10,516,143

		54,911,142

Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	67,920	12,097,910

Textiles, Apparel & Luxury Goods 7.0%
Kering SA (France)	15,138	7,103,817
LVMH Moet Hennessy Louis Vuitton SE (France)	42,610	12,744,558
NIKE, Inc. (Class B Stock)	183,970	12,331,509

		32,179,884

TOTAL LONG-TERM INVESTMENTS (cost $255,755,301)		443,543,004

SHORT-TERM INVESTMENTS 10.1%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	13,786,025	13,786,025
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $32,427,722; includes $32,388,032 of cash collateral for securities on loan)(b)(w)	32,427,762	32,427,762

TOTAL SHORT-TERM INVESTMENTS (cost $46,213,747)		46,213,787

TOTAL INVESTMENTS 107.0% (cost $301,969,048)		489,756,791
Liabilities in excess of other assets (7.0)%		(32,121,040)

NET ASSETS 100.0%		$457,635,751

See Notes to Financial Statements.

18

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,342,358; cash collateral of $32,388,032 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$16,413,546	$—	$—
Automobiles	8,878,393	—	—
Banks	18,798,087	—	—
Biotechnology	10,523,147	—	—
Health Care Providers & Services	10,851,157	—	—
Hotels, Restaurants & Leisure	20,126,428	—	—
Internet & Direct Marketing Retail	59,029,922	6,166,483	—
Internet Software & Services	75,436,501	21,660,745	—
IT Services	51,324,753	—	—
Media	12,083,386	—	—
Personal Products	13,494,993	—	—
Pharmaceuticals	9,463,753	—	—
Semiconductors & Semiconductor Equipment	10,102,774	—	—
Software	54,911,142	—	—

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	19

Schedule of Investments (continued)

as of February 28, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$12,097,910	$—	$—
Textiles, Apparel & Luxury Goods	12,331,509	19,848,375	—
Affiliated Mutual Funds	46,213,787	—	—

Total	$442,081,188	$47,675,603	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

Internet Software & Services	21.2%
Internet & Direct Marketing Retail	14.3
Software	12.0
IT Services	11.2
Affiliated Mutual Funds (including 7.1% of collateral for securities on loan)	10.1
Textiles, Apparel & Luxury Goods	7.0
Hotels, Restaurants & Leisure	4.4
Banks	4.1
Aerospace & Defense	3.6
Personal Products	3.0
Technology Hardware, Storage & Peripherals	2.6%
Media	2.6
Health Care Providers & Services	2.4
Biotechnology	2.3
Semiconductors & Semiconductor Equipment	2.2
Pharmaceuticals	2.1
Automobiles	1.9

107.0
Liabilities in excess of other assets	(7.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$31,342,358	$(31,342,358)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

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Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value, including securities on loan of $31,342,358:
Unaffiliated investments (cost $255,755,301)	$443,543,004
Affiliated investments (cost $46,213,747)	46,213,787
Receivable for Fund shares sold	2,570,090
Dividends receivable	209,662
Tax reclaim receivable	73,223
Prepaid expenses	1,746

Total Assets	492,611,512

Liabilities
Payable to broker for collateral for securities on loan	32,388,032
Payable for investments purchased	1,155,745
Payable for Fund shares reacquired	882,718
Management fee payable	276,819
Accrued expenses and other liabilities	139,558
Distribution fee payable	90,461
Affiliated transfer agent fee payable	42,428

Total Liabilities	34,975,761

Net Assets	$457,635,751

Net assets were comprised of:
Shares of beneficial interest, at par	$29,819
Paid-in capital in excess of par	240,782,776

240,812,595
Accumulated net realized gain on investment and foreign currency transactions	29,035,012
Net unrealized appreciation on investments and foreign currencies	187,788,144

Net assets, February 28, 2018	$457,635,751

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($226,315,926 ÷ 14,634,324 shares of beneficial interest issued and outstanding)	$15.46
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.36

Class B
Net asset value, offering price and redemption price per share ($7,704,334 ÷ 607,357 shares of beneficial interest issued and outstanding)	$12.69

Class C
Net asset value, offering price and redemption price per share ($56,630,305 ÷ 4,468,891 shares of beneficial interest issued and outstanding)	$12.67

Class Q
Net asset value, offering price and redemption price per share ($4,688,108 ÷ 284,320 shares of beneficial interest issued and outstanding)	$16.49

Class Z
Net asset value, offering price and redemption price per share ($162,297,078 ÷ 9,824,071 shares of beneficial interest issued and outstanding)	$16.52

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	23

Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $60,024)	$2,109,873
Income from securities lending, net (including affiliated income of $22,272)	88,341
Affiliated dividend income	91,629

Total income	2,289,843

Expenses
Management fee	3,340,120
Distribution fee(a)	1,157,384
Transfer agent’s fees and expenses (including affiliated expense of $222,816)(a)	584,564
Custodian and accounting fees	78,627
Registration fees(a)	75,518
Shareholders’ reports	45,608
Audit fee	23,903
Legal fees and expenses	22,907
Trustees’ fees	16,059
Miscellaneous	24,023

Total expenses	5,368,713
Less: Fee waiver and/or expense reimbursement(a)	(536,660)
Distribution fee waiver(a)	(97,898)

Net expenses	4,734,155

Net investment income (loss)	(2,444,312)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,696))	57,625,009
Foreign currency transactions	(6,297)

57,618,712

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,578))	71,294,558
Foreign currencies	401

71,294,959

Net gain (loss) on investment and foreign currency transactions	128,913,671

Net Increase (Decrease) In Net Assets Resulting From Operations	$126,469,359

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class B	Class C	Class Q	Class Z
Distribution fee	587,375	70,962	499,047	—	—
Transfer agent’s fees and expenses	320,251	13,688	79,489	26	171,110
Registration fees	21,870	11,897	13,940	11,515	16,296
Fee waiver and/or expense reimbursement	(276,591)	(23,196)	(76,727)	(10,911)	(149,235)
Distribution fee waiver	(97,898)	—	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,444,312)	$(1,904,408)
Net realized gain (loss) on investment and foreign currency transactions	57,618,712	46,359,048
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	71,294,959	12,400,314

Net increase (decrease) in net assets resulting from operations	126,469,359	56,854,954

Distributions from net realized gains
Class A	(22,381,677)	(17,970,931)
Class B	(962,578)	(968,996)
Class C	(6,794,120)	(5,518,118)
Class Q	(228,855)	(49,624)
Class Z	(12,494,938)	(8,731,082)

	(42,862,168)	(33,238,751)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	90,574,646	43,963,487
Net asset value of shares issued in reinvestment of dividends and distributions	40,824,159	31,244,239
Cost of shares reacquired	(82,847,216)	(122,584,770)

Net increase (decrease) in net assets from Fund share transactions	48,551,589	(47,377,044)

Total increase (decrease)	132,158,780	(23,760,841)

Net Assets:
Beginning of year	325,476,971	349,237,812

End of year(a)	$457,635,751	$325,476,971

(a) Includes undistributed/(distributions in excess of) net investment income of:	$—	$(206,756)

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly known as Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund, each of which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential Jennison Focused Growth Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

26

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued

Prudential Jennison Focused Growth Fund	27

Notes to Financial Statements (continued)

pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

28

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

Prudential Jennison Focused Growth Fund	29

Notes to Financial Statements (continued)

ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective October 1, 2017, transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement. Prior to October 1, 2017 transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the

30

Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion and 0.85% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waiver and/or expense reimbursement was 0.90% for the year ended February 28, 2018. The effective management fee rate, net of waivers and/or expense reimbursement was 0.76%.

PGIM Investments has contractually agreed through June 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.99% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed through June 30,

Prudential Jennison Focused Growth Fund	31

Notes to Financial Statements (continued)

2018 to reduce its distribution and service (12b-1) fees for the Class A shares to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $242,054 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2018, it received $3,425 and $911 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended February 28, 2018, PGIM, Inc. was compensated $20,354 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

32

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2018, were $320,051,418 and $330,386,642, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment and foreign currency transactions. For the year ended February 28, 2018, the adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investment and foreign currency transactions by $2,651,068 due to net investment loss offsetting capital gains and differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these changes.

For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $5,703,531 of ordinary income and $37,158,637 of long-term capital gains. For the year ended February 28, 2017, the tax character of dividends paid by the Fund was $33,238,751 of long-term capital gains.

As of February 28, 2018, the accumulated undistributed earnings on a tax basis were $5,298,206 of ordinary income and $24,378,693 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$302,610,534	$189,563,992	$(2,417,735)	$187,146,257

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The

Prudential Jennison Focused Growth Fund	33

Notes to Financial Statements (continued)

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases.

Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

At reporting period end, six shareholders of record held 43% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

34

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	1,198,312	$16,949,327
Shares issued in reinvestment of dividends and distributions	1,629,005	21,748,741
Shares reacquired	(2,399,989)	(32,954,844)

Net increase (decrease) in shares outstanding before conversion	427,328	5,743,224
Shares issued upon conversion from other share class(es)	291,556	3,868,135
Shares reacquired upon conversion into other share class(es)	(280,680)	(3,749,136)

Net increase (decrease) in shares outstanding	438,204	$5,862,223

Year ended February 28, 2017:
Shares sold	907,423	$11,183,185
Shares issued in reinvestment of dividends and distributions	1,478,942	17,289,514
Shares reacquired	(3,309,127)	(40,574,213)

Net increase (decrease) in shares outstanding before conversion	(922,762)	(12,101,514)
Shares issued upon conversion from other share class(es)	157,268	1,919,760
Shares reacquired upon conversion into other share class(es)	(646,875)	(7,983,561)

Net increase (decrease) in shares outstanding	(1,412,369)	$(18,165,315)

Class B
Year ended February 28, 2018:
Shares sold	93,285	$1,065,095
Shares issued in reinvestment of dividends and distributions	74,803	825,387
Shares reacquired	(128,558)	(1,472,654)

Net increase (decrease) in shares outstanding before conversion	39,530	417,828
Shares reacquired upon conversion into other share class(es)	(109,212)	(1,210,199)

Net increase (decrease) in shares outstanding	(69,682)	$(792,371)

Year ended February 28, 2017:
Shares sold	34,640	$356,366
Shares issued in reinvestment of dividends and distributions	78,209	778,033
Shares reacquired	(269,077)	(2,786,814)

Net increase (decrease) in shares outstanding before conversion	(156,228)	(1,652,415)
Shares reacquired upon conversion into other share class(es)	(130,895)	(1,363,730)

Net increase (decrease) in shares outstanding	(287,123)	$(3,016,145)

Class C
Year ended February 28, 2018:
Shares sold	538,078	$6,309,749
Shares issued in reinvestment of dividends and distributions	572,176	6,320,037
Shares reacquired	(796,379)	(9,151,792)

Net increase (decrease) in shares outstanding before conversion	313,875	3,477,994
Shares reacquired upon conversion into other share class(es)	(330,677)	(3,685,820)

Net increase (decrease) in shares outstanding	(16,802)	$(207,826)

Year ended February 28, 2017:
Shares sold	328,746	$3,402,251
Shares issued in reinvestment of dividends and distributions	490,233	4,873,053
Shares reacquired	(1,221,420)	(12,873,183)

Net increase (decrease) in shares outstanding before conversion	(402,441)	(4,597,879)
Shares reacquired upon conversion into other share class(es)	(210,745)	(2,238,681)

Net increase (decrease) in shares outstanding	(613,186)	$(6,836,560)

Prudential Jennison Focused Growth Fund	35

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended February 28, 2018:
Shares sold	261,882	$3,958,334
Shares issued in reinvestment of dividends and distributions	15,752	228,855
Shares reacquired	(39,761)	(601,643)

Net increase (decrease) in shares outstanding before conversion	237,873	3,585,546
Shares issued upon conversion from other share class(es)	1,188	17,042

Net increase (decrease) in shares outstanding	239,061	$3,602,588

Year ended February 28, 2017:
Shares sold	44,872	$593,766
Shares issued in reinvestment of dividends and distributions	4,030	49,624
Shares reacquired	(21,600)	(286,640)

Net increase (decrease) in shares outstanding	27,302	$356,750

Class Z
Year ended February 28, 2018:
Shares sold	4,059,267	$62,292,141
Shares issued in reinvestment of dividends and distributions	820,979	11,701,139
Shares reacquired	(2,573,273)	(38,666,283)

Net increase (decrease) in shares outstanding before conversion	2,306,973	35,326,997
Shares issued upon conversion from other share class(es)	401,519	5,732,573
Shares reacquired upon conversion into other share class(es)	(65,881)	(972,595)

Net increase (decrease) in shares outstanding	2,642,611	$40,086,975

Year ended February 28, 2017:
Shares sold	2,199,564	$28,427,919
Shares issued in reinvestment of dividends and distributions	667,621	8,254,015
Shares reacquired	(5,064,399)	(66,063,920)

Net increase (decrease) in shares outstanding before conversion	(2,197,214)	(29,381,986)
Shares issued upon conversion from other share class(es)	771,981	10,065,408
Shares reacquired upon conversion into other share class(es)	(30,687)	(399,196)

Net increase (decrease) in shares outstanding	(1,455,920)	$(19,715,774)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a

36

commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended February 28, 2018. The average daily balance for the 26 days that the Fund had loans outstanding during the period was $319,385, borrowed at a weighted average interest rate of 2.25%. The maximum loan balance outstanding during the period was $1,083,000. At February 28, 2018, the Fund did not have an outstanding loan balance.

Prudential Jennison Focused Growth Fund	37

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.42	$11.66	$14.16	$14.00	$10.07
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.06)	(0.08)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.75	2.07	(0.76)	1.09	4.04
Total from investment operations	4.66	2.01	(0.84)	1.03	4.01
Less Distributions:
Distributions from net realized gains	(1.62)	(1.25)	(1.66)	(0.87)	(0.08)
Net asset value, end of year	$15.46	$12.42	$11.66	$14.16	$14.00
Total Return(b):	40.04%	18.05%	(7.04)%	8.22%	39.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$226,316	$176,300	$182,001	$202,211	$227,259
Average net assets (000)	$195,791	$184,350	$199,640	$202,329	$187,950
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	1.24%	1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.43%	1.49%	1.46%	1.47%	1.49%
Net investment income (loss)	(0.62)%	(0.50)%	(0.63)%	(0.45)%	(0.25)%
Portfolio turnover rate	87%	58%	45%	40%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.51	$10.11	$12.58	$12.64	$9.16
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.13)	(0.16)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.96	1.78	(0.65)	0.95	3.67
Total from investment operations	3.80	1.65	(0.81)	0.81	3.56
Less Distributions:
Distributions from net realized gains	(1.62)	(1.25)	(1.66)	(0.87)	(0.08)
Net asset value, end of year	$12.69	$10.51	$10.11	$12.58	$12.64
Total Return(b):	39.09%	17.22%	(7.74)%	7.33%	38.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,704	$7,114	$9,752	$11,303	$12,905
Average net assets (000)	$7,096	$8,740	$10,537	$11,301	$10,095
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.32%	2.18%	2.16%	2.17%	2.19%
Net investment income (loss)	(1.37)%	(1.24)%	(1.38)%	(1.20)%	(1.00)%
Portfolio turnover rate	87%	58%	45%	40%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.50	$10.11	$12.58	$12.63	$9.16
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.13)	(0.16)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.95	1.77	(0.65)	0.96	3.66
Total from investment operations	3.79	1.64	(0.81)	0.82	3.55
Less Distributions:
Distributions from net realized gains	(1.62)	(1.25)	(1.66)	(0.87)	(0.08)
Net asset value, end of year	12.67	$10.50	$10.11	$12.58	$12.63
Total Return(b):	39.02%	17.12%	(7.74)%	7.42%	38.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,630	$47,095	$51,529	$51,585	$50,547
Average net assets (000)	$49,905	$50,235	$51,456	$48,358	$42,644
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.14%	2.19%	2.16%	2.17%	2.19%
Net investment income (loss)	(1.37)%	(1.25)%	(1.37)%	(1.19)%	(.99)%
Portfolio turnover rate	87%	58%	45%	40%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

40

Class Q Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$13.12	$12.22	$14.73	$14.51	$10.41
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.04)	(0.05)	(0.03)	-	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.05	2.19	(0.80)	1.12	4.18
Total from investment operations	4.99	2.15	(0.85)	1.09	4.18
Less Distributions:
Distributions from net realized gains	(1.62)	(1.25)	(1.66)	(0.87)	(0.08)
Net asset value, end of period	$16.49	$13.12	$12.22	$14.73	$14.51
Total Return(b):	40.45%	18.38%	(6.83)%	8.36%	40.19%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,688	$594	$220	$263	$694
Average net assets (000)	$2,037	$424	$252	$286	$458
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.98%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.53%	1.01%	0.98%	0.99%	0.99%
Net investment income (loss)	(0.37)%	(0.29)%	(0.37)%	(0.20)%	(0.03)%
Portfolio turnover rate	87%	58%	45%	40%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $0.005.

See Notes to Financial Statements.

Prudential Jennison Focused Growth Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.14	$12.24	$14.75	$14.52	$10.41
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	(0.05)	(0.03)	-	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.05	2.18	(0.80)	1.13	4.19
Total from investment operations	5.00	2.15	(0.85)	1.10	4.19
Less Distributions:
Distributions from net realized gains	(1.62)	(1.25)	(1.66)	(0.87)	(0.08)
Net asset value, end of year	$16.52	$13.14	$12.24	$14.75	$14.52
Total Return(b):	40.46%	18.34%	(6.82)%	8.42%	40.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$162,297	$94,374	$105,737	$122,006	$112,282
Average net assets (000)	$116,296	$104,147	$102,181	$114,441	$89,247
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.12%	1.18%	1.16%	1.17%	1.19%
Net investment income (loss)	(0.37)%	(0.24)%	(0.38)%	(0.19)%	-	(e)
Portfolio turnover rate	87%	58%	45%	40%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $0.005.
(e)	Less than 0.005%.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

To the Shareholders and Board of Trustees

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Focused Growth Fund (formerly Prudential Jennison Select Growth Fund) (the “Fund”), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 17, 2018

Prudential Jennison Focused Growth Fund	43

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2018, the Fund reports the maximum amount allowed per share but not less than $1.41 for Class A, B, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Focused Growth Fund	16.68%	14.98%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2018.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential Jennison Focused Growth Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Jennison Focused Growth Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential Jennison Focused Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Focused Growth Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Focused Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	B	C	Z	Q
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX	PSGQX
CUSIP	74440K504	74440K603	74440K702	74440K868	7444OK751

MF500E

     PRUDENTIAL QMA STRATEGIC VALUE FUND

ANNUAL REPORT

FEBRUARY 28, 2018

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Objective: Long-term growth of capital

Highlights (unaudited)

•	The Prudential QMA Strategic Value Fund’s Class Z shares outperformed the Russell 1000 Value Index (the Index).

•

The Fund benefited most from its overweight positions (holding a larger percentage of securities than the Index) in attractively valued and strong-performing consumer discretionary and financial stocks, and from its underweight positions (holding a smaller percentage of securities than the Index) in expensive and underperforming real estate and consumer staples stocks.

•

The Fund’s performance relative to the Index (relative performance) was hurt by its below-benchmark exposure to expensive, but strong-performing information technology stocks, and by its unfavorable selection among energy stocks.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential QMA Strategic Value Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential QMA Strategic Value Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential QMA Strategic Value Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Strategic Value Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential QMA Strategic Value Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Return as of 2/28/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.55	11.51	7.14	—
Class B	3.73	11.81	6.94	—
Class C	7.74	11.93	6.94	—
Class R	9.41	N/A	N/A	10.14 (6/19/15)
Class Z	9.94	13.08	8.03	—
Class Q	N/A	N/A	N/A	11.52** (4/26/17)
Russell 1000 Value Index	7.75	12.04	7.89	—
S&P 500 Index	17.09	14.72	9.72	—
Lipper Multi-Cap Value Funds Average*	9.54	11.51	7.70	—
Lipper Large-Cap Value Funds Average*	10.74	11.73	7.53	—

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.57	12.78	7.75	—
Class B	8.66	11.93	6.94	—
Class C	8.72	11.93	6.94	—
Class R	9.41	N/A	N/A	10.14 (6/19/15)
Class Z	9.94	13.08	8.03	—
Class Q	N/A	N/A	N/A	11.52** (4/26/17)
Russell 1000 Value Index	7.75	12.04	7.89	—
S&P 500 Index	17.09	14.72	9.72	—
Lipper Multi-Cap Value Funds Average*	9.54	11.51	7.70	—
Lipper Large-Cap Value Funds Average*	10.74	11.73	7.53	—

*The Fund is compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

**Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Strategic Value Fund (Class Z shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 29, 2008) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class R, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

Prudential QMA Strategic Value Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class R*	Class Z*	Class Q***
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

***Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The average annual total returns for the Russell 1000 Value Index measured from the month-end closest to the inception date of the Fund’s Class R shares through 2/28/18 is 9.59%.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the S&P 500 Index measured from the month-end closest to the inception date of the Fund’s Class R shares through 2/28/18 is 13.16%.

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Lipper Multi-Cap Value Funds Average—The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The average annual total return for the Lipper Multi-Cap Value Funds Average measured from the month-end closest to the inception date of the Fund’s Class R shares through 2/28/18 is 8.76%.

Lipper Large-Cap Value Funds Average—The Lipper Large-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The average annual total return for the Lipper Large-Cap Value Funds Average measured from the month-end closest to the inception date of the Fund’s Class R shares through 2/28/18 is 9.39%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 2/28/18 (%)
JPMorgan Chase & Co., Banks	4.0
Bank of America Corp., Banks	3.2
Intel Corp., Semiconductors & Semiconductor Equipment	2.7
AT&T, Inc., Diversified Telecommunication Services	2.5
Wells Fargo & Co., Banks	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/18 (%)
Banks	17.6
Oil, Gas & Consumable Fuels	6.5
Insurance	5.9
Capital Markets	4.7
Diversified Telecommunication Services	4.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Strategic Value Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Strategic Value Fund’s Class Z shares gained 9.94% for the 12 months ended February 28, 2018, outperforming the 7.75% return of the benchmark Russell 1000 Value Index, but underperforming the 10.74% return of the Lipper Large-Cap Value Funds Average.

What were market conditions?

•

Equity returns were strong during the reporting period, as global gross domestic production (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•

In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Global equities, including emerging markets, generally posted strong returns.

•	Reduced regulatory activity and pressures, and revised corporate tax legislation likewise contributed to market performance.

•

Market volatility late in the period reflected concerns that inflation expectations would rise and monetary tightening would ensue and that the likely stimulative effect of tax legislation could be weakened by the negative effect of possible new tariffs and other trade restrictions.

What worked?

•

The Fund benefited most from its overweight positions in attractively valued and strong-performing consumer discretionary and financial stocks, and from its underweight positions in expensive and underperforming real estate and consumer staples stocks.

•

Within the consumer discretionary sector, the Fund added value from overweights in strong-performing specialty retail, hotels restaurants & leisure, and textiles apparel & luxury goods stocks. At the security level, the performance standouts were Best Buy Co., Inc. and PVH Corp. Best Buy Co., a leading technology retailer in North America, reported strong positive earnings and improved sales growth. PVH Corp., one of the world’s largest apparel retailers, recorded strong revenue growth and gross margin gains. Solid security selection among auto parts & equipment securities also helped performance relative to the Index.

•

In the financials sector, the Fund gained from an overweight in the strong-performing banks industry. Favorable security selection among multi-line insurers and regional banks also contributed to relative performance. At the individual security level, the Fund benefited most from its position in JPMorgan Chase & Co. The firm reported strong

12	Visit our website at pgiminvestments.com

financial performance driven by increased loan growth and better net interest margin. Net interest margin is a measure of the difference between the interest income generated by financial institutions and the amount of interest paid out to their lenders (for example, deposits), relative to the amount of their (interest-earning) assets.

•	In the real estate sector, underweights in the poor-performing health care, residential, and office real estate investment trusts (REITs) helped relative performance.

•

In the consumer staples sector, the Fund’s below-benchmark exposure to underperforming packaged foods & meats and household products companies contributed significantly to performance. The Fund was also helped by the timely purchase of Walmart Inc., which reported improved profitability due to increased sales and store traffic.

•

Among other top-performing holdings, the Fund benefited from positions in General Electric Company, Owens Corning, and Allergan plc. General Electric Company is a global leader in digital industrial companies. Owens Corning is a global manufacturer of insulation, roofing, and fiberglass composites. Allergan plc is a pharmaceutical company that manufactures and distributes drugs worldwide.

What didn’t work?

•

The Fund’s relative performance was hurt by its below-Index exposure to the expensive, but strong-performing, information technology sector. Additionally, the Fund experienced unfavorable security selection in the energy sector.

•	In the information technology sector, underweight positions in the strong-performing software and Internet software & services industries detracted from relative performance.

•

In the energy sector, unfavorable security selection among exploration & production and equipment & services companies weighed on relative performance. Within exploration & production, the most significant underperforming holdings were Gulfport Energy Corporation and Newfield Exploration Company. Within equipment & services, holdings in drillers Rowan Cos. plc, Diamond Offshore Drilling, Inc., and Ensco plc detracted from relative performance due to concerns about the deteriorating fundamentals of the offshore drilling markets and excess capacity.

•

The Fund was also hurt from positions in PG&E Corporation and Viacom, Inc. PG&E Corporation is a major provider of natural gas and electricity to the northern California region. Viacom, Inc., a global media company, was challenged from slower advertising sales growth and declining fees from domestic affiliates.

Prudential QMA Strategic Value Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s relative return, which is the sum of all contributions by individual holdings.

Top Contributor (%)		Top Detractors (%)
General Electric Co., Industrials, Industrial Conglomerates	0.60	PG&E Corp., Electric Utilities	–0.31
Best Buy Co., Inc., Computer & Electronics Retail	0.34	Viacom, Inc., Media Movies & Entertainment	–0.31
Allergan plc, Health Care, Pharmaceuticals	0.31	Gulfport Energy Corp., Energy, Oil & Gas Exploration & Production	–0.28
PVH Corp., Retail Apparel, Accessories & Luxury Goods	0.28	Cos. plc, Energy, Oil & Gas Drilling	–0.22
Owens Corning Co., Industrials, Building Products	0.27	Newfield Exploration Company, Energy, Oil & Gas Drilling	–0.22

Current outlook

•

Although the “average” stock does not appear cheap at this time, the Fund’s model continues to find attractively valued companies within the US stock market. The spread in valuations between the most expensive and least expensive quintiles in the market continues to be wide relative to history, suggesting an opportunity for a payoff to value stocks. In addition, the Fund continues to trade at a discount to its Russell 1000 Value benchmark on a variety of valuation metrics. QMA believes the deeply discounted valuations of the Fund’s holdings present an opportunity for strong future relative performance.

•

From a sector perspective, the Fund’s two largest overweights relative to the benchmark are the financial and consumer discretionary sectors, where the Fund’s quantitative model finds a number of attractively valued securities. The health care and industrials sectors, where the model finds few attractively valued securities, are among the Funds’ largest sector underweights.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Strategic Value Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Strategic Value Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,098.60	1.13%	$5.88
	Hypothetical	$1,000.00	$1,019.19	1.13%	$5.66
Class B	Actual	$1,000.00	$1,094.40	2.07%	$10.75
	Hypothetical	$1,000.00	$1,014.53	2.07%	$10.34
Class C	Actual	$1,000.00	$1,094.20	1.91%	$9.92
	Hypothetical	$1,000.00	$1,015.32	1.91%	$9.54
Class R	Actual	$1,000.00	$1,098.20	1.32%	$6.87
	Hypothetical	$1,000.00	$1,018.25	1.32%	$6.61
Class Z	Actual	$1,000.00	$1,100.40	0.80%	$4.17
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class Q	Actual	$1,000.00	$1,101.10	0.80%	$4.17
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of February 28, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 99.4%

Airlines 2.6%
American Airlines Group, Inc.	24,800	$1,345,400
Copa Holdings SA (Panama) (Class A Stock)	600	81,582
Delta Air Lines, Inc.	48,600	2,619,540
JetBlue Airways Corp.*	45,700	961,985
Southwest Airlines Co.	51,000	2,949,840
United Continental Holdings, Inc.*	29,200	1,979,468

		9,937,815

Auto Components 1.5%
Adient PLC	1,600	99,296
BorgWarner, Inc.	53,200	2,611,056
Lear Corp.	17,300	3,227,661

		5,938,013

Automobiles 2.2%
Ford Motor Co.	381,000	4,042,410
General Motors Co.	116,700	4,592,145

		8,634,555

Banks 17.6%
Associated Banc-Corp.	5,900	145,730
Bank of America Corp.	386,605	12,410,020
BankUnited, Inc.	19,200	772,224
CIT Group, Inc.	19,600	1,039,780
Citigroup, Inc.	114,393	8,635,528
Citizens Financial Group, Inc.	82,200	3,574,878
East West Bancorp, Inc.	11,900	780,045
Fifth Third Bancorp	86,020	2,842,961
JPMorgan Chase & Co.	135,000	15,592,500
KeyCorp	67,200	1,419,936
PacWest Bancorp	15,700	818,598
PNC Financial Services Group, Inc. (The)	3,600	567,576
Popular, Inc. (Puerto Rico)	13,300	558,733
Regions Financial Corp.	168,100	3,262,821
SunTrust Banks, Inc.	59,900	4,183,416
U.S. Bancorp	32,800	1,783,008
Wells Fargo & Co.	168,199	9,824,504

		68,212,258

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	17

Schedule of Investments (continued)

as of February 28, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages 0.9%
Molson Coors Brewing Co. (Class B Stock)	43,900	$3,347,375

Biotechnology 0.9%
Amgen, Inc.	11,100	2,039,847
Celgene Corp.*	500	43,560
Gilead Sciences, Inc.	16,700	1,314,791

		3,398,198

Capital Markets 4.7%
Affiliated Managers Group, Inc.	5,100	965,736
Ameriprise Financial, Inc.	11,400	1,783,416
Bank of New York Mellon Corp. (The)	44,000	2,509,320
Goldman Sachs Group, Inc. (The)	11,500	3,023,695
Lazard Ltd. (Class A Stock)	28,100	1,516,557
Morgan Stanley	96,160	5,386,883
State Street Corp.	30,300	3,216,345

		18,401,952

Chemicals 2.1%
Eastman Chemical Co.	19,100	1,930,628
Huntsman Corp.	93,900	3,030,153
LyondellBasell Industries NV, (Class A Stock)	27,700	2,997,694

		7,958,475

Communications Equipment 1.7%
Cisco Systems, Inc.	83,800	3,752,564
Juniper Networks, Inc.	115,000	2,950,900

		6,703,464

Construction & Engineering 0.3%
AECOM*	35,900	1,274,809

Consumer Finance 4.2%
Ally Financial, Inc.	91,800	2,561,220
American Express Co.	22,300	2,174,473
Capital One Financial Corp.	45,800	4,485,194
Discover Financial Services	15,600	1,229,748
Navient Corp.	44,200	572,832
OneMain Holdings, Inc.*	26,200	803,292
Santander Consumer USA Holdings, Inc.	150,600	2,462,310
Synchrony Financial	53,400	1,943,226

		16,232,295

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging 0.3%
Berry Global Group, Inc.*	5,000	$272,000
Crown Holdings, Inc.*	3,500	174,440
Owens-Illinois, Inc.*	34,900	752,444

		1,198,884

Diversified Financial Services 2.8%
Berkshire Hathaway, Inc. (Class B Stock)*	45,500	9,427,600
Leucadia National Corp.	63,000	1,511,370

		10,938,970

Diversified Telecommunication Services 4.5%
AT&T, Inc.	271,239	9,845,976
CenturyLink, Inc.	112,600	1,989,642
Verizon Communications, Inc.	120,800	5,766,992

		17,602,610

Electric Utilities 3.9%
Duke Energy Corp.	26,400	1,988,976
Edison International	28,200	1,708,638
Entergy Corp.	26,600	2,016,812
Exelon Corp.	104,400	3,866,976
PG&E Corp.	81,900	3,365,271
PPL Corp.	79,200	2,269,080

		15,215,753

Electrical Equipment 0.5%
Regal Beloit Corp.	28,800	2,082,240

Energy Equipment & Services 0.2%
Schlumberger Ltd.	14,300	938,652

Equity Real Estate Investment Trusts (REITs) 1.7%
Brixmor Property Group, Inc.	40,200	624,708
CoreCivic, Inc.	16,200	336,798
DDR Corp.	265,500	2,070,900
Hospitality Properties Trust	31,600	803,904
Park Hotels & Resorts, Inc.	28,200	732,918
Spirit Realty Capital, Inc.	281,000	2,191,800

		6,761,028

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	19

Schedule of Investments (continued)

as of February 28, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing 2.5%
CVS Health Corp.	51,300	$3,474,549
Kroger Co. (The)	106,500	2,888,280
Walgreens Boots Alliance, Inc.	30,100	2,073,589
Walmart, Inc.	12,600	1,134,126

		9,570,544

Food Products 1.1%
Archer-Daniels-Midland Co.	83,100	3,450,312
J.M. Smucker Co. (The)	2,200	277,860
TreeHouse Foods, Inc.*	5,700	216,714
Tyson Foods, Inc. (Class A Stock)	5,200	386,776

		4,331,662

Gas Utilities 0.1%
National Fuel Gas Co.	4,100	202,663

Health Care Equipment & Supplies 0.1%
Medtronic PLC	2,800	223,692

Health Care Providers & Services 2.6%
Cardinal Health, Inc.	13,100	906,651
Express Scripts Holding Co.*	58,000	4,376,100
HCA Healthcare, Inc.	12,700	1,260,475
LifePoint Health, Inc.*	14,600	673,060
McKesson Corp.	14,300	2,133,989
Universal Health Services, Inc. (Class B Stock)	6,400	730,880

		10,081,155

Hotels, Restaurants & Leisure 3.0%
Carnival Corp.	21,300	1,425,183
Extended Stay America, Inc.	68,500	1,372,055
International Game Technology PLC	57,000	1,510,500
Norwegian Cruise Line Holdings Ltd.*	60,300	3,431,070
Royal Caribbean Cruises Ltd.	30,100	3,810,660

		11,549,468

Household Durables 1.1%
Newell Brands, Inc.	42,300	1,086,687
Toll Brothers, Inc.	68,700	3,011,121

		4,097,808

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Household Products 0.8%
Procter & Gamble Co. (The)	38,700	$3,038,724

Independent Power & Renewable Electricity Producers 0.0%
AES Corp.	9,800	106,526

Industrial Conglomerates 0.1%
General Electric Co.	18,500	261,035

Insurance 5.9%
Aflac, Inc.	32,700	2,906,376
Allstate Corp. (The)	20,000	1,845,200
American Financial Group, Inc.	15,900	1,793,520
Chubb Ltd.	14,800	2,100,416
CNA Financial Corp.	22,300	1,138,638
FNF Group	19,400	774,642
Hartford Financial Services Group, Inc. (The)	6,300	332,955
Lincoln National Corp.	23,600	1,797,612
Loews Corp.	49,400	2,436,902
Principal Financial Group, Inc.	53,000	3,303,490
Reinsurance Group of America, Inc.	16,700	2,568,293
Travelers Cos., Inc. (The)	4,500	625,500
Unum Group	29,100	1,482,936

		23,106,480

Internet & Direct Marketing Retail 0.0%
Liberty Expedia Holdings, Inc. (Class A Stock)*	3,700	145,262

IT Services 0.1%
International Business Machines Corp.	3,700	576,571

Machinery 0.2%
PACCAR, Inc.	13,100	937,829

Media 0.7%
Comcast Corp. (Class A Stock)	13,600	492,456
TEGNA, Inc.	63,200	812,752
Viacom, Inc. (Class A Stock)(a)	2,000	78,200
Viacom, Inc. (Class B Stock)	38,800	1,293,592

		2,677,000

Metals & Mining 1.4%
Alcoa Corp.*	18,900	849,933
Freeport-McMoRan, Inc.*	202,900	3,773,940
Tahoe Resources, Inc.	164,000	800,320

		5,424,193

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	21

Schedule of Investments (continued)

as of February 28, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 2.1%
AGNC Investment Corp.	145,600	$2,612,064
Annaly Capital Management, Inc.	213,000	2,136,390
Chimera Investment Corp.	99,200	1,662,592
MFA Financial, Inc.	103,700	738,344
New Residential Investment Corp.	16,600	267,758
Two Harbors Investment Corp.	42,700	627,263

		8,044,411

Multi-Utilities 1.0%
Public Service Enterprise Group, Inc.	79,300	3,840,499

Multiline Retail 1.7%
Kohl’s Corp.	28,500	1,883,565
Macy’s, Inc.	59,700	1,755,777
Target Corp.	37,900	2,858,039

		6,497,381

Oil, Gas & Consumable Fuels 6.5%
Andeavor	11,900	1,066,478
Chevron Corp.	41,900	4,689,448
ConocoPhillips	2,400	130,344
Exxon Mobil Corp.	107,000	8,104,180
Gulfport Energy Corp.*	138,500	1,343,450
Laredo Petroleum, Inc.*	60,100	504,239
Marathon Petroleum Corp.	44,100	2,825,046
Newfield Exploration Co.*	72,700	1,696,091
Southwestern Energy Co.*	325,800	1,163,106
Valero Energy Corp.	34,800	3,146,616
World Fuel Services Corp.	29,900	683,215

		25,352,213

Paper & Forest Products 0.5%
Domtar Corp.	40,500	1,812,780

Pharmaceuticals 3.0%
Johnson & Johnson	49,000	6,364,120
Mallinckrodt PLC*	9,900	165,132
Merck & Co., Inc.	27,100	1,469,362
Pfizer, Inc.	99,456	3,611,247

		11,609,861

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development 0.8%
CBRE Group, Inc. (Class A Stock)*	54,000	$2,524,500
Jones Lang LaSalle, Inc.	4,300	690,623

		3,215,123

Road & Rail 0.4%
Ryder System, Inc.	19,600	1,418,452

Semiconductors & Semiconductor Equipment 3.6%
Intel Corp.	211,400	10,419,906
Micron Technology, Inc.*	74,000	3,611,940

		14,031,846

Software 0.3%
Oracle Corp.	21,200	1,074,204

Specialty Retail 3.1%
AutoNation, Inc.*	6,900	346,449
Bed Bath & Beyond, Inc.	68,300	1,464,352
Best Buy Co., Inc.	29,700	2,151,468
Dick’s Sporting Goods, Inc.	32,000	1,024,640
Foot Locker, Inc.	23,400	1,074,294
Gap, Inc. (The)	54,600	1,724,268
Michaels Cos., Inc. (The)*	56,900	1,309,269
Penske Automotive Group, Inc.	32,400	1,483,920
Sally Beauty Holdings, Inc.*	73,200	1,232,688
Signet Jewelers Ltd.	1,500	75,420

		11,886,768

Technology Hardware, Storage & Peripherals 2.1%
HP, Inc.	183,900	4,301,421
Western Digital Corp.	44,000	3,829,760

		8,131,181

Textiles, Apparel & Luxury Goods 1.1%
Michael Kors Holdings Ltd.*	22,900	1,441,097
Ralph Lauren Corp.	28,400	3,005,856

		4,446,953

Tobacco 0.4%
Philip Morris International, Inc.	15,900	1,646,445

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	23

Schedule of Investments (continued)

as of February 28, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.5%
Air Lease Corp.	32,400	$1,414,908
United Rentals, Inc.*	4,000	700,360

		2,115,268

TOTAL COMMON STOCKS (cost $311,553,166)		386,231,343

EXCHANGE TRADED FUND 0.1%
iShares Russell 1000 Value ETF (cost $387,648)	3,200	392,960

TOTAL LONG-TERM INVESTMENTS (cost $311,940,814)		386,624,303

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $197,439; includes $196,956 of cash collateral for securities on loan)(b)(w)	197,445	197,445

TOTAL INVESTMENTS 99.6% (cost $312,138,253)		386,821,748
Other assets in excess of liabilities 0.4%		1,660,092

NET ASSETS 100.0%		$388,481,840

The following abbreviations are used in annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $186,343; cash collateral of $196,956 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

24

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$9,937,815	$—	$—
Auto Components	5,938,013	—	—
Automobiles	8,634,555	—	—
Banks	68,212,258	—	—
Beverages	3,347,375	—	—
Biotechnology	3,398,198	—	—
Capital Markets	18,401,952	—	—
Chemicals	7,958,475	—	—
Communications Equipment	6,703,464	—	—
Construction & Engineering	1,274,809	—	—
Consumer Finance	16,232,295	—	—
Containers & Packaging	1,198,884	—	—
Diversified Financial Services	10,938,970	—	—
Diversified Telecommunication Services	17,602,610	—	—
Electric Utilities	15,215,753	—	—
Electrical Equipment	2,082,240	—	—
Energy Equipment & Services	938,652	—	—
Equity Real Estate Investment Trusts (REITs)	6,761,028	—	—
Food & Staples Retailing	9,570,544	—	—
Food Products	4,331,662	—	—
Gas Utilities	202,663	—	—
Health Care Equipment & Supplies	223,692	—	—
Health Care Providers & Services	10,081,155	—	—
Hotels, Restaurants & Leisure	11,549,468	—	—
Household Durables	4,097,808	—	—
Household Products	3,038,724	—	—
Independent Power & Renewable Electricity Producers	106,526	—	—

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	25

Schedule of Investments (continued)

as of February 28, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Industrial Conglomerates	$261,035	$—	$—
Insurance	23,106,480	—	—
Internet & Direct Marketing Retail	145,262	—	—
IT Services	576,571	—	—
Machinery	937,829	—	—
Media	2,677,000	—	—
Metals & Mining	5,424,193	—	—
Mortgage Real Estate Investment Trusts (REITs)	8,044,411	—	—
Multi-Utilities	3,840,499	—	—
Multiline Retail	6,497,381	—	—
Oil, Gas & Consumable Fuels	25,352,213	—	—
Paper & Forest Products	1,812,780	—	—
Pharmaceuticals	11,609,861	—	—
Real Estate Management & Development	3,215,123	—	—
Road & Rail	1,418,452	—	—
Semiconductors & Semiconductor Equipment	14,031,846	—	—
Software	1,074,204	—	—
Specialty Retail	11,886,768	—	—
Technology Hardware, Storage & Peripherals	8,131,181	—	—
Textiles, Apparel & Luxury Goods	4,446,953	—	—
Tobacco	1,646,445	—	—
Trading Companies & Distributors	2,115,268	—	—
Exchange Traded Fund	392,960	—	—
Affiliated Mutual Fund	197,445	—	—

Total	$386,821,748	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

Banks	17.6%
Oil, Gas & Consumable Fuels	6.5
Insurance	5.9
Capital Markets	4.7
Diversified Telecommunication Services	4.5
Consumer Finance	4.2
Electric Utilities	3.9
Semiconductors & Semiconductor Equipment	3.6
Specialty Retail	3.1
Pharmaceuticals	3.0
Hotels, Restaurants & Leisure	3.0
Diversified Financial Services	2.8
Health Care Providers & Services	2.6%
Airlines	2.6
Food & Staples Retailing	2.5
Automobiles	2.2
Technology Hardware, Storage & Peripherals	2.1
Mortgage Real Estate Investment Trusts (REITs)	2.1
Chemicals	2.1
Equity Real Estate Investment Trusts (REITs)	1.7
Communications Equipment	1.7
Multiline Retail	1.7
Auto Components	1.5
Metals & Mining	1.4

See Notes to Financial Statements.

26

Industry (cont’d.)
Textiles, Apparel & Luxury Goods	1.1%
Food Products	1.1
Household Durables	1.1
Multi-Utilities	1.0
Biotechnology	0.9
Beverages	0.9
Real Estate Management & Development	0.8
Household Products	0.8
Media	0.7
Trading Companies & Distributors	0.5
Electrical Equipment	0.5
Paper & Forest Products	0.5
Tobacco	0.4
Road & Rail	0.4
Construction & Engineering	0.3
Containers & Packaging	0.3
Software	0.3

Energy Equipment & Services	0.2%
Machinery	0.2
IT Services	0.1
Exchange Traded Fund	0.1
Industrial Conglomerates	0.1
Health Care Equipment & Supplies	0.1
Gas Utilities	0.1
Affiliated Mutual Fund (including 0.1% of collateral for securities on loan)	0.1
Internet & Direct Marketing Retail	0.0 *
Independent Power & Renewable Electricity Producers	0.0 *

99.6
Other assets in excess of liabilities	0.4

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$186,343	$(186,343)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	27

Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value, including securities on loan of $186,343:
Unaffiliated investments (cost $311,940,814)	$386,624,303
Affiliated investments (cost $197,439)	197,445
Receivable for investments sold	21,807,879
Dividends receivable	874,136
Receivable for Fund shares sold	23,959
Prepaid expenses	1,925

Total Assets	409,529,647

Liabilities
Payable for investments purchased	20,041,558
Payable for Fund shares reacquired	358,753
Payable to broker for collateral for securities on loan	196,956
Management fee payable	194,353
Distribution fee payable	108,836
Affiliated transfer agent fee payable	57,793
Accrued expenses and other liabilities	53,545
Payable to custodian	36,013

Total Liabilities	21,047,807

Net Assets	$388,481,840

Net assets were comprised of:
Shares of beneficial interest, at par	$26,517
Paid-in capital in excess of par	303,422,689

303,449,206
Undistributed net investment income	289,516
Accumulated net realized gain on investment transactions	10,059,623
Net unrealized appreciation on investments	74,683,495

Net assets, February 28, 2018	$388,481,840

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share ($29,038,755 ÷ 2,018,886 shares of beneficial interest issued and outstanding)	$14.38
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.22

Class B
Net asset value, offering price and redemption price per share ($1,094,295 ÷ 81,964 shares of beneficial interest issued and outstanding)	$13.35

Class C
Net asset value, offering price and redemption price per share ($14,054,422 ÷ 1,053,370 shares of beneficial interest issued and outstanding)	$13.34

Class Q
Net asset value, offering price and redemption price per share ($36,526,437 ÷ 2,478,538 shares of beneficial interest issued and outstanding)	$14.74

Class R
Net asset value, offering price and redemption price per share ($237,198,522 ÷ 16,095,118 shares of beneficial interest issued and outstanding)	$14.74

Class Z
Net asset value, offering price and redemption price per share ($70,569,409 ÷ 4,789,275 shares of beneficial interest issued and outstanding)	$14.73

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	29

Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $12,280)	$9,073,701
Income from securities lending, net (including affiliated income of $2,115)	14,569
Affiliated dividend income	10,485

Total income	9,098,755

Expenses
Management fee	3,110,055
Distribution fee(a)	2,050,520
Transfer agent’s fees and expenses (including affiliated expense of $334,507)(a)	399,699
Registration fees(a)	97,304
Custodian and accounting fees	74,361
Shareholders’ reports	47,083
Audit fee	25,176
Legal fees and expenses	23,345
Trustees’ fees	17,110
Miscellaneous	33,323

Total expenses	5,877,976
Less: Fee waiver and/or expense reimbursement(a)	(640,917)
Distribution fee waiver(a)	(620,566)

Net expenses	4,616,493

Net investment income (loss)	4,482,262

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $50)	27,530,832
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,113)	4,024,802

Net gain (loss) on investment transactions	31,555,634

Net Increase (Decrease) In Net Assets Resulting From Operations	$36,037,896

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class B	Class C	Class Q	Class R	Class Z
Distribution fee	81,612	12,322	135,713	—	1,820,873	—
Transfer agent’s fees and expenses	32,098	1,994	13,328	57	293,919	58,303
Registration fees	13,276	11,329	12,281	12,773	30,054	17,591
Fee waiver and/or expense reimbursement	(46,247)	(12,024)	(23,071)	(29,327)	(412,732)	(117,516)
Distribution fee waiver	(13,602)	—	—	—	(606,964)	—

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,482,262	$5,156,998
Net realized gain (loss) on investment transactions	27,530,832	35,533,858
Net change in unrealized appreciation (depreciation) on investments	4,024,802	67,747,075

Net increase (decrease) in net assets resulting from operations	36,037,896	108,437,931

Dividends and Distributions
Dividends from net investment income
Class A	(382,036)	(345,361)
Class B	(8,017)	(9,979)
Class C	(101,817)	(121,386)
Class Q	(573,166)	—
Class R	(2,723,239)	(3,222,510)
Class Z	(1,143,546)	(1,724,528)

	(4,931,821)	(5,423,764)

Distributions from net realized gains
Class A	(2,233,949)	(587,004)
Class B	(110,506)	(28,245)
Class C	(1,208,932)	(343,166)
Class Q	(2,707,979)	—
Class R	(19,470,396)	(6,489,621)
Class Z	(5,636,087)	(2,525,909)

	(31,367,849)	(9,973,945)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	34,090,461	61,052,601
Net asset value of shares issued in reinvestment of dividends and distributions	36,026,813	15,268,847
Cost of shares reacquired	(70,532,691)	(101,778,734)

Net increase (decrease) in net assets from Fund share transactions	(415,417)	(25,457,286)

Total increase (decrease)	(677,191)	67,582,936

Net Assets:
Beginning of year	389,159,031	321,576,095

End of year(a)	$388,481,840	$389,159,031

(a) Includes undistributed net investment income of:	$289,516	$595,519

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	31

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly known as Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund, each of which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential QMA Strategic Value Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

32

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

Prudential QMA Strategic Value Fund	33

Notes to Financial Statements (continued)

under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

34

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing In REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry In general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Fee waiver and/or expense reimbursement. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential QMA Strategic Value Fund	35

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, semi-annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the

36

Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion and 0.75% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was 0.80% for year ended February 28, 2018. The effective management fee rate, net of waivers and/or expense reimbursement was 0.64%.

PGIM Investments has contractually agreed through June 30, 2018 to waive fees and/or reimbursed expenses in an amount up to 0.17% of the Fund’s average daily net assets to the extent that the Fund’s net annual operating expenses (exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily net assets on an annualized basis. In addition, effective August 1, 2017, PGIM Investments has voluntarily agreed to limit the net annual operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales to 2.07% of average daily net assets for Class B shares. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through June 30, 2018 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $72,574 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential QMA Strategic Value Fund	37

Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended February 28, 2018, it received $807, $219 and $1,370 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended February 28, 2018, PGIM, Inc. was compensated $3,720 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2018, were $280,266,019 and $310,393,826, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

38

recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the year ended February 28, 2018, the adjustments were to increase undistributed net investment income by $143,556, decrease accumulated net realized gain on investment transactions by $147,821 and increase paid-capital in excess of par by $4,265 due to differences in the treatment for book and tax purposes of certain transactions involving securities sold and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $28,637,517 of ordinary income and $7,662,153 of long-term capital gains. For the year ended February 28, 2017, the tax character of dividends paid by the Fund were $6,989,399 of ordinary income and $8,408,310 of long-term capital gains.

As of February 28, 2018 the accumulated undistributed earnings on a tax basis were $7,387,064 of ordinary income and $7,720,228 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$316,896,406	$83,826,750	$(13,901,408)	$69,925,342

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase

Prudential QMA Strategic Value Fund	39

Notes to Financial Statements (continued)

are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2018, Prudential, through its affiliate entities, owned 2,478,068 Class Q shares of the Fund. At reporting period end, two shareholders of record held 79% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 61% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	295,707	$4,217,542
Shares issued in reinvestment of dividends and distributions	183,711	2,542,328
Shares reacquired	(309,591)	(4,362,326)

Net increase (decrease) in shares outstanding before conversion	169,827	2,397,544
Shares issued upon conversion from other share class(es)	58,376	808,869
Shares reacquired upon conversion into other share class(es)	(13,934)	(197,193)

Net increase (decrease) in shares outstanding	214,269	$3,009,220

Year ended February 28, 2017:
Shares sold	379,964	$5,193,425
Shares issued in reinvestment of dividends and distributions	65,455	906,099
Shares reacquired	(266,197)	(3,479,746)

Net increase (decrease) in shares outstanding before conversion	179,222	2,619,778
Shares issued upon conversion from other share class(es)	10,395	135,505
Shares reacquired upon conversion into other share class(es)	(39,644)	(527,122)

Net increase (decrease) in shares outstanding	149,973	$2,228,161

40

Class B	Shares	Amount
Year ended February 28, 2018:
Shares sold	27,291	$356,884
Shares issued in reinvestment of dividends and distributions	8,759	111,999
Shares reacquired	(24,571)	(323,020)

Net increase (decrease) in shares outstanding before conversion	11,479	145,863
Shares reacquired upon conversion into other share class(es)	(21,110)	(274,958)

Net increase (decrease) in shares outstanding	(9,631)	$(129,095)

Year ended February 28, 2017:
Shares sold	25,396	$322,416
Shares issued in reinvestment of dividends and distributions	2,739	35,624
Shares reacquired	(7,902)	(98,963)

Net increase (decrease) in shares outstanding before conversion	20,233	259,077
Shares reacquired upon conversion into other share class(es)	(10,708)	(130,839)

Net increase (decrease) in shares outstanding	9,525	$128,238

Class C
Year ended February 28, 2018:
Shares sold	126,394	$1,674,132
Shares issued in reinvestment of dividends and distributions	99,128	1,271,258
Shares reacquired	(147,945)	(1,936,129)

Net increase (decrease) in shares outstanding before conversion	77,577	1,009,261
Shares reacquired upon conversion into other share class(es)	(73,072)	(935,659)

Net increase (decrease) in shares outstanding	4,505	$73,602

Year ended February 28, 2017:
Shares sold	182,221	$2,365,440
Shares issued in reinvestment of dividends and distributions	34,262	445,249
Shares reacquired	(151,618)	(1,816,824)

Net increase (decrease) in shares outstanding before conversion	64,865	993,865
Shares reacquired upon conversion into other share class(es)	(6,427)	(80,244)

Net increase (decrease) in shares outstanding	58,438	$913,621

Class Q
Period ended February 28, 2018*:
Shares sold	378,166	$5,502,014
Shares issued in reinvestment of dividends and distributions	231,060	3,281,145
Shares reacquired	(292,766)	(4,285,046)

Net increase (decrease) in shares outstanding before conversion	316,460	4,498,113
Shares issued upon conversion from other share class(es)	2,162,078	31,523,090

Net increase (decrease) in shares outstanding	2,478,538	$36,021,203

Class R
Year ended February 28, 2018:
Shares sold	1,064,644	$15,226,496
Shares issued in reinvestment of dividends and distributions	1,568,806	22,193,635
Shares reacquired	(3,086,697)	(44,941,813)

Net increase (decrease) in shares outstanding	(453,247)	$(7,521,682)

Year ended February 28, 2017:
Shares sold	3,110,239	$40,687,931
Shares issued in reinvestment of dividends and distributions	685,187	9,712,131
Shares reacquired	(5,274,637)	(70,835,708)

Net increase (decrease) in shares outstanding	(1,479,211)	$(20,435,646)

Prudential QMA Strategic Value Fund	41

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended February 28, 2018:
Shares sold	496,332	$7,113,393
Shares issued in reinvestment of dividends and distributions	467,764	6,626,448
Shares reacquired	(1,011,030)	(14,684,357)

Net increase (decrease) in shares outstanding before conversion	(46,934)	(944,516)
Shares issued upon conversion from other share class(es)	44,009	624,242
Shares reacquired upon conversion into other share class(es)	(2,163,824)	(31,548,391)

Net increase (decrease) in shares outstanding	(2,166,749)	$(31,868,665)

Year ended February 28, 2017:
Shares sold	966,604	$12,483,389
Shares issued in reinvestment of dividends and distributions	295,367	4,169,744
Shares reacquired	(1,902,287)	(25,547,493)

Net increase (decrease) in shares outstanding before conversion	(640,316)	(8,894,360)
Shares issued upon conversion from other share class(es)	44,330	602,700

Net increase (decrease) in shares outstanding	(595,986)	$(8,291,660)

*	Commencement of operations was April 26, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby

42

requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended February 28, 2018. The average daily balance for the 38 days that the Fund had loans outstanding during the period was $1,233,026, borrowed at a weighted average interest rate of 2.73%. The maximum loan balance outstanding during the period was $5,355,000. At February 28, 2018, the Fund did not have an outstanding loan balance.

Prudential QMA Strategic Value Fund	43

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.47	$11.17	$14.83	$14.51	$11.91
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.20	0.18	0.15	0.13
Net realized and unrealized gain (loss) on investment transactions	1.12	3.69	(1.68)	1.59	2.66
Total from investment operations	1.29	3.89	(1.50)	1.74	2.79
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.18)	(0.11)	(0.19)
Distributions from net realized gains	(1.19)	(0.37)	(1.98)	(1.31)	-
Total dividends and distributions	(1.38)	(0.59)	(2.16)	(1.42)	(0.19)
Net asset value, end of year	$14.38	$14.47	$11.17	$14.83	$14.51
Total Return(b):	9.57%	35.04%	(11.15)%	12.32%	23.56%

Ratio/Supplemental Data:
Net assets, end of year (000)	$29,039	$26,109	$18,484	$24,001	$22,562
Average net assets (000)	$27,204	$21,438	$21,782	$23,710	$21,289
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.10%	1.07%	1.18%	1.40%	1.42%
Expenses before fee waivers and/or expense reimbursement	1.32%	1.29%	1.35%	1.47%	1.49%
Net investment income (loss)	1.23%	1.53%	1.32%	1.01%	0.99%
Portfolio turnover rate	72%	126%	153%	58%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Class B Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.54	$10.49	$14.06	$13.83	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investment transactions	1.04	3.46	(1.58)	1.51	2.54
Total from investment operations	1.09	3.55	(1.51)	1.55	2.57
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.13)	(0.08)	(0.01)	(0.10)
Distributions from net realized gains	(1.19)	(0.37)	(1.98)	(1.31)	-
Total dividends and distributions	(1.28)	(0.50)	(2.06)	(1.32)	(0.10)
Net asset value, end of year	$13.35	$13.54	$10.49	$14.06	$13.83
Total Return(b):	8.66%	34.04%	(11.80)%	11.46%	22.72%

Ratio/Supplemental Data:
Net assets, end of year (000)	$1,094	$1,240	$861	$1,287	$1,478
Average net assets (000)	$1,232	$976	$1,058	$1,368	$1,311
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.96%	1.82%	1.93%	2.15%	2.17%
Expenses before fee waivers and/or expense reimbursement	2.94%	1.99%	2.05%	2.17%	2.19%
Net investment income (loss)	0.38%	0.78%	0.56%	0.25%	0.25%
Portfolio turnover rate	72%	126%	153%	58%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	45

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.53	$10.48	$14.05	$13.82	$11.35
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investment transactions	1.04	3.46	(1.58)	1.51	2.54
Total from investment operations	1.10	3.55	(1.51)	1.55	2.57
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.08)	(0.01)	(0.10)
Distributions from net realized gains	(1.19)	(0.37)	(1.98)	(1.31)	-
Total dividends and distributions	(1.29)	(0.50)	(2.06)	(1.32)	(0.10)
Net asset value, end of year	$13.34	$13.53	$10.48	$14.05	$13.82
Total Return(b):	8.72%	34.08%	(11.82)%	11.47%	22.74%

Ratio/Supplemental Data:
Net assets, end of year (000)	$14,054	$14,187	$10,383	$14,289	$13,196
Average net assets (000)	$13,571	$11,548	$12,575	$14,061	$12,277
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.88%	1.82%	1.93%	2.15%	2.17%
Expenses before fee waivers and/or expense reimbursement	2.05%	1.99%	2.05%	2.17%	2.19%
Net investment income (loss)	0.46%	0.78%	0.57%	0.26%	0.23%
Portfolio turnover rate	72%	126%	153%	58%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

46

Class Q Shares
	April 26, 2017(a) through February 28, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.19
Net realized and unrealized gain (loss) on investment transactions	1.40
Total from investment operations	1.59
Less Dividends and Distributions:
Dividends from net investment income	(0.24)
Distributions from net realized gains	(1.19)
Total dividends and distributions	(1.43)
Net asset value, end of period	$14.74
Total Return(c):	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,526
Average net assets (000)	$33,613
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80%	(e)
Expenses before waivers and/or expense reimbursement	0.90%	(e)
Net investment income (loss)	1.54%	(e)
Portfolio turnover rate	72%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	47

Financial Highlights (continued)

Class R Shares
	Year Ended February 28,		June 19, 2015(a) through February 29,
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.79	$11.41	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.17	0.12
Net realized and unrealized gain (loss) on investment transactions	1.15	3.76	(1.78)
Total from investment operations	1.30	3.93	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.09)
Distributions from net realized gains	(1.19)	(0.37)	(1.55)
Total dividends and distributions	(1.35)	(0.55)	(1.64)
Net asset value, end of period	$14.74	$14.79	$11.41
Total Return(c):	9.41%	34.69%	(11.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$237,199	$244,779	$205,745
Average net assets (000)	$242,784	$231,775	$214,628
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.32%	1.32%	1.32% (e)
Expenses before waivers and/or expense reimbursement	1.74%	1.74%	1.74% (e)
Net investment income (loss)	1.02%	1.29%	1.31% (e)
Portfolio turnover rate	72%	126%	153% (f)

(a)	Commencement of Operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.78	$11.40	$15.09	$14.74	$12.09
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.24	0.23	0.20	0.17
Net realized and unrealized gain (loss) on investment transactions	1.16	3.76	(1.72)	1.61	2.70
Total from investment operations	1.38	4.00	(1.49)	1.81	2.87
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.22)	(0.15)	(0.22)
Distributions from net realized gains	(1.19)	(0.37)	(1.98)	(1.31)	-
Total dividends and distributions	(1.43)	(0.62)	(2.20)	(1.46)	(0.22)
Net asset value, end of year	$14.73	$14.78	$11.40	$15.09	$14.74
Total Return(b):	9.94%	35.32%	(10.93)%	12.61%	23.91%

Ratio/Supplemental Data:
Net assets, end of year (000)	$70,569	$102,843	$86,103	$36,026	$33,181
Average net assets (000)	$75,603	$97,738	$81,282	$34,823	$29,528
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	0.80%	0.82%	0.86%	1.15%	1.17%
Expenses before fee waivers and/or expense reimbursement	0.96%	0.99%	1.01%	1.17%	1.19%
Net investment income (loss)	1.53%	1.79%	1.71%	1.27%	1.23%
Portfolio turnover rate	72%	126%	153%	58%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Strategic Value Fund	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential QMA Strategic Value Fund (the “Fund”), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 17, 2018

50

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2018, the Fund reports the maximum amount allowed per share but not less than $0.29 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Strategic Value Fund	42.12%	40.62%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2018.

Prudential QMA Strategic Value Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential QMA Strategic Value Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential QMA Strategic Value Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential QMA Strategic Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential QMA Strategic Value Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Strategic Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA STRATEGIC VALUE FUND

SHARE CLASS	A	B	C	R	Z	Q
NASDAQ	SUVAX	SUVBX	SUVCX	PRVRX	SUVZX	SUVQX
CUSIP	74440K108	74440K207	74440K306	74440K736	74440K405	74440K538

MF502E

     PRUDENTIAL QMA GLOBAL TACTICAL ALLOCATION FUND

ANNUAL REPORT

FEBRUARY 28, 2018

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Objective: Long-term risk-adjusted total return

Highlights (unaudited)

•	The Fund’s strategic asset allocation to global equities added value as global equities posted strong performance with resilient global growth through the fiscal year.

•	The Fund’s relative value strategies, which seek to benefit from mispricings within asset classes across the globe, added value.

•	The Fund’s tactical asset allocation strategies, which tilt the Fund based on short-term opportunities across asset classes, helped performance.

This report presents the consolidated results of the Prudential QMA Global Tactical Allocation Fund and the Prudential QMA Global Tactical Allocation Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential QMA Global Tactical Allocation Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential QMA Global Tactical Allocation Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential QMA Global Tactical Allocation Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Global Tactical Allocation Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential QMA Global Tactical Allocation Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	2.54	1.53 (4/21/15)
Class C	6.63	2.81 (4/21/15)
Class Z	8.68	3.81 (4/21/15)
Class Q	8.69	3.81 (4/21/15)
Customized Blend Index	9.28	5.33
Bloomberg Barclays Global Aggregate Bond Hedged Index	1.57	2.02
MSCI World Index (ND)	17.36	8.41
Lipper Custom Global Tactical Allocation Funds Average*	4.85	–0.11
Lipper Alternative Multi-Strategy Funds Average*	2.15	0.82

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	8.51	3.56 (4/21/15)
Class C	7.63	2.81 (4/21/15)
Class Z	8.68	3.81 (4/21/15)
Class Q	8.69	3.81 (4/21/15)
Customized Blend Index	9.28	5.33
Bloomberg Barclays Global Aggregate Bond Hedged Index	1.57	2.02
MSCI World Index (ND)	17.36	8.41
Lipper Custom Global Tactical Allocation Funds Average*	4.85	–0.11
Lipper Alternative Multi-Strategy Funds Average*	2.15	0.82

*The Lipper Custom Global Tactical Allocation Funds Average is a custom group of funds in the Lipper Alternative Multi-Strategy Funds Performance Universe that employ a global tactical allocation strategy peer. Although Lipper classifies the Fund in the Alternative Multi-Strategy Funds performance universe, the Lipper Custom Global Tactical Allocation Funds Average is used because the funds in the custom peer group provide a more appropriate basis for Fund performance comparisons.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Global Tactical Allocation Fund (Class Z shares) with a similar investment in the Customized Blend Index, Bloomberg Barclays Global Aggregate Bond Hedged Index, and the MSCI World Index (ND) by portraying the initial account values at the commencement of operations of Class Z shares (April 21, 2015) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the Fund’s inception date.

Prudential QMA Global Tactical Allocation Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is a model portfolio consisting of the MSCI World Index (ND) (50%) and the Bloomberg Barclays Global Aggregate Bond Hedged Index (50%).

The MSCI World Index (ND) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Bloomberg Barclays Global Aggregate Bond Hedged Index provides a broad-based measure of the global investment-grade fixed rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality, and maturity.

Lipper Alternative Multi-Strategy Funds Average—The Lipper Alternative Multi-Strategy Funds Average (Lipper Average) includes funds which seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

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Lipper Custom Global Tactical Allocation Funds Average—The Lipper Custom Global Tactical Allocation Funds Average (Lipper Custom Average) consists only of funds that employ a global tactical allocation strategy within Lipper’s Alternative Multi-Strategy Funds universe, and not the entire Alternative Multi-Strategy Funds universe. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these expenses.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential QMA Global Tactical Allocation Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Global Tactical Allocation Fund’s Class Z shares gained 8.68% for the 12 months ended February 28, 2018, underperforming the 9.28% return of the Customized Blend Index but outperforming the 4.85% gain of the Lipper Custom Average.

What were global equity market conditions?

•

Equity returns were strong during the reporting period, as global Gross Domestic Product (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•

In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Global equities, including emerging markets, generally posted strong returns.

•	Reduced regulatory activity and pressures, and revised corporate tax legislation, likewise contributed to market performance.

•

Market volatility late in the period reflected concerns that inflation expectations would rise and monetary tightening would ensue, and that the likely stimulative effect of tax legislation could be weakened by the negative effect of possible new tariffs and other trade restrictions.

What were global bond market conditions?

•

At the start of the period, fears of stagnant global growth had begun to drop away and optimism from a wave of US deregulatory and fiscal stimulus had taken hold. Throughout the year, stronger feelings of that optimism began to fade away in the US while stronger-than-expected growth in Europe took its place and fears of Brexit-driven risks began to dissipate.

•

US Treasury yields rose across both short and long maturities, reflecting the likelihood of additional policy tightening in the US and stronger growth ahead. While European yields followed and often led through most of the year, policy stance in Japan, however, kept yields there still considerably lower as the Bank of Japan began targeting the shape of their yield curve.

•

Corporate bonds benefited from positive economic momentum and strong demand from global investors seeking yield against a backdrop of still accommodative central bank policies that included negative interest rates in Europe and Japan as well as the European Central Bank’s corporate bond purchase program. After Treasury yields declined throughout the year, reflecting a reduction in the fear of inflation and surging growth, they resumed upward movement in February 2018 following the dual fiscal

12	Visit our website at pgiminvestments.com

stimulus punch of a deficit-financed tax cut aimed mostly at corporations and additional deficit spending in the revised congressional budget agreement.

•

In this environment, corporate bonds handily outpaced Treasuries, which slightly outperformed agency mortgage-backed securities (MBS). Although most bond market sectors delivered positive returns, a great deal of the gains were erased at the end of the reporting period.

What worked?

•	The Fund’s strategic asset allocation to global equities added value as global equities posted strong performance with resilient global growth through the fiscal year.

•

The Fund’s bond relative value strategy, which invests opportunistically in global bonds, also contributed to performance by selling bonds in countries like Canada and the US where the central banks removed monetary accommodation.

•

The Fund’s country equity relative value strategy, which invests opportunistically in both long and short global equity markets, added value. A long position means a security is expected to gain in value. A short position means a security is expected to decline in value. The biggest contributors were the long positions in China, Turkey and Japan.

•

The Fund’s tactical asset allocation strategies, which tilt the portfolio based on short-term opportunities across asset classes, helped performance for the fiscal year. The strategy gained in its long equities and cyclical commodities positions.

What didn’t work?

•

Within QMA’s tactical asset allocation strategies, the US dollar positioning vs low yielding currencies (Swiss Franc and Japanese Yen) and commodity currencies (Australian and Canadian dollar) detracted from performance.

•

The Fund’s commodity relative value strategies detracted during the period. Livestock positions were the biggest detractors in the commodities strategy. The Fund lost value in the long lean hogs and short cattle positions, as well as in long sugar and short cotton positions.

Did the Fund use derivatives and how did they affect performance?

The Fund is fully invested in derivatives. It uses futures, swaps on futures, and foreign exchange forward contracts to implement QMA’s investment views. The Fund’s use of derivatives, versus owning the direct physical security, had no material impact on performance.

Prudential QMA Global Tactical Allocation Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account

14	Visit our website at pgiminvestments.com

value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Global Tactical Allocation Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,075.20	1.50%	$7.72
	Hypothetical	$1,000.00	$1,017.36	1.50%	$7.50
Class C	Actual	$1,000.00	$1,070.80	2.25%	$11.55
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23
Class Z	Actual	$1,000.00	$1,076.10	1.25%	$6.43
	Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26
Class Q	Actual	$1,000.00	$1,076.10	1.25%	$6.43
	Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential QMA Global Tactical Allocation Fund	15

Consolidated Schedule of Investments

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SHORT-TERM INVESTMENTS 87.3%

U.S. TREASURY OBLIGATIONS(n) 62.4%
U.S. Treasury Bills(bb)(k)	1.319%	03/15/18	810	$809,591
U.S. Treasury Bills(h)(k)	1.319	03/15/18	2,640	2,638,666
U.S. Treasury Bills(h)(k)	1.329	03/15/18	2,000	1,998,990
U.S. Treasury Bills	1.399	04/19/18	16,100	16,066,201

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,516,635)				21,513,448

			Shares

AFFILIATED MUTUAL FUND 24.9%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $8,581,300)(w)			8,581,300	8,581,300

TOTAL INVESTMENTS 87.3% (cost $30,097,935)				30,094,748
Other assets in excess of liabilities(z) 12.7%				4,382,057

NET ASSETS 100.0%				$34,476,805

The following abbreviations are used in the annual report:

ASX—Australian Securities Exchange

BIST—Borsa Instanbul Index (Turkish Stock Exchange)

Bovespa—Sao Paulo Stock Exchange

CAC—French Stock Market Index

DAX—German Stock Index

FTSE—Financial Times Stock Exchange

IBEX—Spanish Stock Exchange

JSE—Johannesburg Stock Exchange

KOSPI—Korea Composite Stock Price Index

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Italian Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS30—Nordic Exchange Stockholm Index

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

SGX—Singapore Exchange

SPI—Swiss Performance Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

TSX—Toronto Stock Exchange

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	17

Consolidated Schedule of Investments (continued)

as of February 28, 2018

ULSD—Ultra-Low-Sulfur Diesel

WIG—Warsaw Stock Exchange

WTI—West Texas Intermediate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

#	Principal amount shown in U.S. dollars unless otherwise stated.
(bb)	Represents security held in the Cayman Subsidiary.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchanged-traded derivatives.
(n)	Rates shown are the effective yields at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts outstanding at February 28, 2018:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
10	10 Year Australian Treasury Bonds	Mar. 2018	$7,740,000	$7,724,306	$(15,694)
13	10 Year Euro-Bund	Mar. 2018	2,583,442	2,528,725	(54,717)
33	10 Year U.K. Gilt	Jun. 2018	5,492,655	5,500,833	8,178
15	ASX SPI 200 Index	Mar. 2018	1,729,029	1,747,864	18,835
219	BIST National 30 Index	Apr. 2018	830,078	840,657	10,579
58	Euro STOXX 50 Index	Mar. 2018	2,532,507	2,432,735	(99,772)
18	FTSE 100 Index	Mar. 2018	1,788,338	1,790,658	2,320
1	FTSE/MIB Index	Mar. 2018	138,166	137,873	(293)
15	Hang Seng China Enterprises Index	Mar. 2018	1,215,132	1,183,378	(31,754)
126	S&P 500 E-Mini Index	Mar. 2018	16,783,135	17,100,720	317,585
5	S&P/TSX 60 Index	Mar. 2018	696,306	711,269	14,963
2	SGX Nifty 50 Index	Mar. 2018	42,018	42,076	58
25	TOPIX Index	Mar. 2018	4,147,664	4,142,650	(5,014)
3	Yen Denominated Nikkei 225 Index	Mar. 2018	315,479	308,028	(7,451)

					157,823

See Notes to Consolidated Financial Statements.

18

Financial futures contracts outstanding at February 28, 2018 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
39	10 Year Canadian Government Bonds	Jun. 2018	$3,982,973	$4,002,120	$(19,147)
1	10 Year Japanese Bonds	Mar. 2018	1,411,781	1,414,593	(2,812)
12	10 Year Mini Japanese Government Bonds	Mar. 2018	1,696,837	1,696,949	(112)
43	10 Year U.S. Treasury Notes	Jun. 2018	5,153,618	5,162,016	(8,398)
26	CAC40 10 Euro	Mar. 2018	1,626,112	1,687,191	(61,079)
3	DAX Index	Mar. 2018	1,145,797	1,137,577	8,220
10	FTSE/JSE Top 40 Index	Mar. 2018	440,204	435,120	5,084
5	IBEX 35 Index	Mar. 2018	590,970	599,900	(8,930)
35	Mexican Bolsa Index	Mar. 2018	899,367	880,354	19,013
11	MSCI Taiwan Stock Index	Mar. 2018	438,020	437,910	110
94	OMXS30 Index	Mar. 2018	1,712,989	1,783,349	(70,360)
87	WIG20 Index	Mar. 2018	1,225,356	1,199,684	25,672

					(112,739)

					$45,084

Commodity futures contracts outstanding at February 28, 2018(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
1	Coffee ‘C’	May 2018	$46,594	$45,750	$(844)
2	E-Mini Crude Oil	Apr. 2018	63,850	61,640	(2,210)
3	Gold 100 OZ	Apr. 2018	401,370	395,370	(6,000)
20	Lean Hogs	Apr. 2018	554,390	537,800	(16,590)
17	Live Cattle	Apr. 2018	845,420	838,270	(7,150)
11	LME Nickel	Mar. 2018	890,070	907,665	17,595
3	LME PRI Aluminum	Mar. 2018	159,413	159,713	300
7	LME Zinc	Mar. 2018	619,106	605,500	(13,606)
2	Mini Gold	Apr. 2018	85,606	84,345	(1,261)
2	Mini Silver	May 2018	33,402	32,814	(588)
9	Natural Gas	Apr. 2018	233,730	240,030	6,300
1	NY Harbor ULSD	Apr. 2018	76,448	79,947	3,499
3	Silver	May 2018	250,150	246,105	(4,045)
11	Soybean	May 2018	562,375	580,525	18,150
17	WTI Crude	Apr. 2018	1,079,770	1,047,880	(31,890)

					(38,340)

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	19

Consolidated Schedule of Investments (continued)

as of February 28, 2018

Commodity futures contracts outstanding at February 28, 2018(1) (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
5	Copper	May 2018	$398,626	$391,563	$7,063
22	Corn	May 2018	411,675	420,200	(8,525)
13	Cotton No. 2	May 2018	500,170	539,045	(38,875)
2	Gasoline RBOB	Apr. 2018	154,795	161,666	(6,871)
1	LME Nickel	Mar. 2018	82,344	82,515	(171)
2	LME PRI Aluminum	Mar. 2018	110,413	106,475	3,938
14	No. 2 Soft Red Winter Wheat	May 2018	331,800	346,500	(14,700)
36	Soybean Oil	May 2018	686,136	696,168	(10,032)
12	Sugar #11 (World)	May 2018	179,693	179,827	(134)

					(68,307)

					$(106,647)

Cash and foreign currency of $53,867 and securities with a combined market value of $3,448,257 have been segregated with Morgan Stanley to cover requirements for open futures contracts at February 28, 2018.

(1)	Represents positions held in the Cayman Subsidiary.

Forward foreign currency exchange contracts outstanding at February 28, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	250	$195,226	$194,180	$(1,046)
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	5,350	4,217,563	4,171,119	(46,444)
Euro,
Expiring 03/21/18	Morgan Stanley	EUR	2,850	3,383,834	3,483,077	99,243
Japanese Yen,
Expiring 03/22/18	Morgan Stanley	JPY	240,000	2,151,335	2,253,186	101,851
Expiring 03/22/18	Morgan Stanley	JPY	5,000	46,864	46,941	77
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	4,350	3,050,220	3,136,608	86,388
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	14,250	1,720,923	1,805,781	84,858
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	1,850	1,978,910	1,962,895	(16,015)

				$16,744,875	$17,053,787	308,912

See Notes to Consolidated Financial Statements.

20

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	1,250	$958,340	$970,900	$(12,560)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	150	200,893	206,727	(5,834)
Expiring 03/21/18	Morgan Stanley	GBP	1,500	2,097,627	2,067,275	30,352
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	800	626,629	623,719	2,910
Euro,
Expiring 03/21/18	Morgan Stanley	EUR	2,000	2,462,096	2,444,265	17,831
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	150	109,152	108,159	993
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	21,250	2,703,324	2,692,831	10,493
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	29,000	3,450,824	3,505,588	(54,764)
Expiring 03/21/18	Morgan Stanley	SEK	11,000	1,346,483	1,329,706	16,777
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	4,800	4,889,209	5,092,917	(203,708)

				$18,844,577	$19,042,087	(197,510)

						$111,402

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Forward Foreign Currency	$451,773	$(340,371)	$111,402

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	21

Consolidated Schedule of Investments (continued)

as of February 28, 2018

Total return swap agreements outstanding at February 28, 2018:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	04/18/18	BRL	2,545	Pay or receive upon termination amounts based on the market value fluctuation of Bovespa Index Futures	$(14,549)	$—	$(14,549)
Credit Suisse First Boston Corp.	03/08/18	KRW	484,050	Pay or receive upon termination amounts based on the market value fluctuation of KOSPI 200 Futures	(13,505)	—	(13,505)
Credit Suisse First Boston Corp.	03/16/18	CHF	(1,223)	Pay or receive upon termination amounts based on the market value fluctuation of the Swiss Market Index Futures	(13,518)	—	(13,518)

					$(41,572)	$—	$(41,572)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(41,572)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

22

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Treasury Obligations	$—	$21,513,448	$—
Affiliated Mutual Fund	8,581,300	—	—
Other Financial Instruments*
Financial Futures Contracts	45,084	—	—
Commodity Futures Contracts	(106,647)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	111,402	—
OTC Total Return Swap Agreements	—	(41,572)	—

Total	$8,519,737	$21,583,278	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Fund Composition:

The fund composition of investments (excluding derivatives) and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

U.S. Treasury Obligations	62.4%
Affiliated Mutual Fund	24.9

87.3
Other assets in excess of liabilities	12.7

100.0%

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	23

Consolidated Schedule of Investments (continued)

as of February 28, 2018

Effects of Derivative Instruments on the Consolidated Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2018 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker—variation margin futures	$56,845	*	Due from/to broker—variation margin futures	$163,492	*
Equity contracts	Due from/to broker—variation margin futures	422,439	*	Due from/to broker—variation margin futures	284,653	*
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	41,572
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	451,773		Unrealized depreciation on OTC forward foreign currency exchange contracts	340,371
Interest rate contracts	Due from/to broker—variation margin futures	8,178	*	Due from/to broker—variation margin futures	100,880	*

Total		$939,235			$930,968

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Contracts	Swaps
Commodity contracts	$(303,448)	$—	$—
Equity contracts	4,029,962	—	(39,209)
Foreign exchange contracts	—	(240,154)	—
Interest rate contracts	389,022	—	—

Total	$4,115,536	$(240,154)	$(39,209)

See Notes to Consolidated Financial Statements.

24

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$(131,285)	$—	$—
Equity contracts	(864,795)	—	34,380
Foreign exchange contracts	—	123,547	—
Interest rate contracts	(92,309)	—	—

Total	$(1,088,389)	$123,547	$34,380

For the year ended February 28, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)	Total Return Swap Agreements(3)
$56,530,832	$23,189,459	$22,062,406	$22,461,979	$2,287,904

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Credit Suisse First Boston Corp.	$—	$(41,572)	$(41,572)	$41,572	$—
Morgan Stanley	451,773	(340,371)	111,402	—	111,402

	$451,773	$(381,943)	$69,830	$41,572	$111,402

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Consolidated Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	25

Consolidated Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value:
Unaffiliated investments (cost $21,516,635)	$21,513,448
Affiliated investments (cost $8,581,300)	8,581,300
Cash	3,977,121
Foreign currency, at value (cost $672,037)	667,991
Deposit with broker for futures	53,867
Unrealized appreciation on OTC forward foreign currency exchange contracts	451,773
Receivable for Fund shares sold	19,725
Due from Manager	8,013
Dividend and interest receivable	16
Prepaid expenses	468

Total assets	35,273,722

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	340,371
Due to broker—variation margin futures	336,629
Accrued expenses and other liabilities	46,336
Unrealized depreciation on OTC swap agreements	41,572
Payable for Fund shares reacquired	19,765
Payable for investments purchased	11,911
Distribution fee payable	213
Affiliated transfer agent fee payable	120

Total liabilities	796,917

Net Assets	$34,476,805

Net assets were comprised of:
Shares of beneficial interest, at par	$3,439
Paid-in capital in excess of par	34,209,206

34,212,645
Distributions in excess of net investment income	(201,510)
Accumulated net realized gain on investment and foreign currency transactions	464,194
Net unrealized appreciation on investments and foreign currencies	1,476

Net assets, February 28, 2018	$34,476,805

See Notes to Consolidated Financial Statements.

26

Class A
Net asset value, and redemption price per share, ($772,687 ÷ 77,287 shares of beneficial interest issued and outstanding)	$10.00
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price to public	$10.58

Class C
Net asset value, offering price and redemption price per share, ($92,646 ÷ 9,409 shares of beneficial interest issued and outstanding)	$9.85

Class Q
Net asset value, offering price and redemption price per share, ($33,378,456 ÷ 3,328,809 shares of beneficial interest issued and outstanding)	$10.03

Class Z
Net asset value, offering price and redemption price per share, ($233,016 ÷ 23,228 shares of beneficial interest issued and outstanding)	$10.03

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	27

Consolidated Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Interest income	$205,041
Affiliated dividend income	86,918

Total income	291,959

Expenses
Management fee	430,290
Distribution fee(a)	2,739
Custodian and accounting fees	114,746
Registration fees(a)	56,109
Audit fee	48,725
Shareholders’ reports	24,066
Legal fees and expenses	21,674
Trustees’ fees	10,930
Transfer agent’s fees and expenses (including affiliated expense of $659)(a)	1,424
Miscellaneous	12,367

Total expenses	723,070
Less: Fee waiver and/or expense reimbursement(a)	(312,739)
Distribution fee waiver(a)	(310)

Net expenses	410,021

Net investment income (loss)	(118,062)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Futures transactions	4,115,536
Swap agreements transactions	(39,209)
Forward currency contract transactions	(240,154)
Foreign currency transactions	(29,650)

3,806,523

Net change in unrealized appreciation (depreciation) on:
Investments	(5,868)
Futures	(1,088,389)
Swap agreements	34,380
Forward currency contracts	123,547
Foreign currencies	(7,827)

(944,157)

Net gain (loss) on investment and foreign currency transactions	2,862,366

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,744,304

(a)	Class specific expenses were as follows (see Note 1):

	Class A	Class C	Class Q	Class Z
Distribution fee	1,859	880	—	—
Registration fees	11,190	11,092	22,795	11,032
Transfer Agency fees and expenses	972	195	6	251
Fee waiver and/or expense reimbursement	(17,108)	(11,973)	(271,030)	(12,628)
Distribution fee waiver	(310)	—	—	—

See Notes to Consolidated Financial Statements.

28

Consolidated Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(118,062)	$(277,053)
Net realized gain (loss) on investment and foreign currency transactions	3,806,523	1,157,211
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(944,157)	2,119,139

Net increase (decrease) in net assets resulting from operations	2,744,304	2,999,297

Dividends and Distributions
Dividends from net investment income
Class A	—	(9,208)
Class C	—	(1,720)
Class Q	(55,647)	(827,983)
Class Z	(262)	(1,011)

	(55,909)	(839,922)

Distributions from net realized gains
Class A	(45,057)	—
Class C	(5,177)	—
Class Q	(2,279,700)	—
Class Z	(13,439)	—

	(2,343,373)	—

Fund share transactions
Net proceeds from shares sold	547,281	439,748
Net asset value of shares issued in reinvestment of dividends and distributions	2,398,352	839,853
Cost of shares reacquired	(199,029)	(46,754)

Net increase (decrease) in net assets from Fund share transactions	2,746,604	1,232,847

Total increase (decrease)	3,091,626	3,392,222

Net Assets:
Beginning of year	31,385,179	27,992,957

End of year(a)	$34,476,805	$31,385,179

(a) Includes undistributed/(distributions in excess of) net investment income of:	$(201,510)	$(29,660)

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	29

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly known as Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund, each of which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These consolidated financial statements relate only to the Prudential QMA Global Tactical Allocation Fund (the “Fund”).

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund wholly owns and controls the Prudential QMA Global Tactical Allocation Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of the Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

30

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of February 28, 2018, the Subsidiary had net assets of $4,724,032 representing 13.7% of the Fund’s net assets.

1. Accounting Policies

The Fund and the Subsidiary (collectively hereon, the “Fund”) follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Prudential QMA Global Tactical Allocation Fund	31

Notes to Consolidated Financial Statements (continued)

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

32

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in

Prudential QMA Global Tactical Allocation Fund	33

Notes to Consolidated Financial Statements (continued)

foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of its Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs). Commodities are assets that have tangible properties, such

34

as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on

Prudential QMA Global Tactical Allocation Fund	35

Notes to Consolidated Financial Statements (continued)

the Consolidated Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Consolidated Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Consolidated Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may

36

occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

As of February 28, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective January 1, 2018, transfer agent’s fees and expenses, registration fees and fee

Prudential QMA Global Tactical Allocation Fund	37

Notes to Consolidated Financial Statements (continued)

waiver and/or expense reimbursement. Prior to January 1, 2018 transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

38

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2017, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.15% of the Fund’s average daily net assets up to and including $1 billion, 1.13% on the next $2 billion of average daily net assets, 1.11% on the next $2 billion of average daily net assets, 1.10% on the next $5 billion of average daily net assets and 1.09% on the average daily net assets in excess of $10 billion (including the Subsidiary). Prior to July 1, 2017, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of 1.15% of the Fund’s average daily net assets (including the Subsidiary). The effective consolidated management fee rate, before any waivers and/or expense reimbursement was 1.32% for the year ended February 28, 2018. The effective consolidated management fee rate, net of waivers and/or expense reimbursement was .36%.

PGIM Investments has contractually agreed through June 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Fund to 1.25% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Subsidiary has entered into a separate management agreement with PGIM Investments whereby PGIM Investments provides advisory and other services to the Subsidiary substantially similar to the services provided by PGIM Investments to the Fund as discussed above. In consideration for these services, effective July 1, 2017, the Subsidiary will pay the Manager a monthly fee at the annual rate of 1.15% of the Subsidiary’s average daily net assets up to and including $1 billion, 1.13% on the next $2 billion of average daily net assets, 1.11% on the next $2 billion of average daily net assets, 1.10% on the next $5 billion of average daily net assets and 1.09% on the average daily net assets in excess of $10 billion. Prior to July 1, 2017, the Subsidiary paid the Manager a monthly fee at the annual rate of 1.15% of the average daily net assets of the Subsidiary. PGIM Investments has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PGIM Investments also has entered into a separate Subadvisory Agreement with QMA relating to the Subsidiary.

Prudential QMA Global Tactical Allocation Fund	39

Notes to Consolidated Financial Statements (continued)

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, and 1% of the average daily net assets of the Class A and Class C shares, respectively. Through June 30, 2019, PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $7,181 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2018, there were no contingent deferred sales charges imposed.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the

40

1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended February 28, 2018.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended February 28, 2018, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $2,121 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary and foreign currencies transactions and a net operating loss offsetting capital gains. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $654,800 of ordinary income and $1,744,482 of long-term capital gains. For the year ended February 28, 2017, the tax character of dividends paid by the Fund was $839,922 of ordinary income.

As of February 28, 2018, the accumulated undistributed earnings on a tax basis were $1,241,463 of ordinary income and $560,344 of long-term capital gains. This differs from the amount shown on the Consolidated Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the investments and the net unrealized depreciation as of February 28, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 31,550,554	$488,785	$(1,936,324)	$(1,447,539)

The difference between book basis and tax basis was primarily attributable to appreciation (depreciation) of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required

Prudential QMA Global Tactical Allocation Fund	41

Notes to Consolidated Financial Statements (continued)

in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2018, Prudential, through its affiliate entities, owned 1,099 of Class C shares, 3,328,809 of Class Q shares and 1,110 of Class Z shares of the Fund. At reporting period end, Prudential owned 97% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	39,648	$392,041
Shares issued in reinvestment of dividends and distributions	4,510	44,126
Shares reacquired	(12,513)	(123,914)

Net increase (decrease) in shares outstanding	31,645	$312,253

Year ended February 28, 2017:
Shares sold	35,256	$331,922
Shares issued in reinvestment of dividends and distributions	1,005	9,207
Shares reacquired	(2,971)	(28,365)

Net increase (decrease) in shares outstanding before conversion	33,290	312,764
Shares reacquired upon conversion into other share class(es)	(1,421)	(13,403)

Net increase (decrease) in shares outstanding	31,869	$299,361

42

Class C	Shares	Amount
Year ended February 28, 2018:
Shares sold	5,358	$53,200
Shares issued in reinvestment of dividends and distributions	536	5,178
Shares reacquired	(6,169)	(61,629)

Net increase (decrease) in shares outstanding	(275)	$(3,251)

Year ended February 28, 2017:
Shares sold	1,125	$10,660
Shares issued in reinvestment of dividends and distributions	180	1,652

Net increase (decrease) in shares outstanding	1,305	$12,312

Class Q
Year ended February 28, 2018:
Shares issued in reinvestment of dividends and distributions	238,372	$2,335,347
Shares reacquired	(1,059)	(10,279)

Net increase (decrease) in shares outstanding	237,313	$2,325,068

Year ended February 28, 2017:
Shares sold	—	$53
Shares issued in reinvestment of dividends and distributions	90,496	827,983

Net increase (decrease) in shares outstanding	90,496	$828,036

Class Z
Year ended February 28, 2018:
Shares sold	10,146	$102,040
Shares issued in reinvestment of dividends and distributions	1,396	13,701
Shares reacquired	(323)	(3,207)

Net increase (decrease) in shares outstanding	11,219	$112,534

Year ended February 28, 2017:
Shares sold	10,266	$97,113
Shares issued in reinvestment of dividends and distributions	108	1,011
Shares reacquired	(1,916)	(18,389)

Net increase (decrease) in shares outstanding before conversion	8,458	79,735
Shares issued upon conversion from other share class(es)	1,418	13,403

Net increase (decrease) in shares outstanding	9,876	$93,138

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly

Prudential QMA Global Tactical Allocation Fund	43

Notes to Consolidated Financial Statements (continued)

and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 28, 2018.

44

Consolidated Financial Highlights

Class A Shares
	Year Ended February 28,		April 21, 2015(b) through February 29,
	2018	2017	2016
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.91	$9.24	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.87	1.03	(0.64)
Total from investment operations	0.81	0.92	(0.76)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.25)	-
Distributions from net realized gains	(0.72)	-	-
Total dividends and distributions	(0.72)	(0.25)	-
Net asset value, end of period	$10.00	$9.91	$9.24
Total Return(a)	8.51%	10.25%	(7.60)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$773	$452	$127
Average net assets (000)	$620	$359	$57
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	(e)
Expense before waivers and/or expense reimbursement	4.31%	2.85%	4.00%	(e)
Net investment income (loss)	(0.58)%	(1.17)%	(1.45)%	(e)
Portfolio turnover rate(g)	0%	0%	0%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	45

Consolidated Financial Highlights (continued)

Class C Shares

	Year Ended February 28,		April 21, 2015(b) through February 29,
	2018	2017	2016
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.85	$9.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	0.86	1.04	(0.64)
Total from investment operations	0.72	0.86	(0.82)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.19)	-
Distributions from net realized gains	(0.72)	-	-
Total dividends and distributions	(0.72)	(0.19)	-
Net asset value, end of period	$9.85	$9.85	$9.18
Total Return(a)	7.63%	9.57%	(8.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$93	$95	$77
Average net assets (000)	$88	$85	$63
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	(e)
Expense before waivers and/or expense reimbursement	15.86%	3.58%	5.08%	(e)
Net investment income (loss)	(1.38)%	(1.93)%	(2.20)%	(e)
Portfolio turnover rate(g)	0%	0%	0%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

46

Class Q Shares
	Year Ended February 28,		April 21, 2015(b) through February 29,
	2018	2017	2016
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	0.87	1.05	(0.65)
Total from investment operations	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.27)	-
Distributions from net realized gains	(0.72)	-	-
Total dividends and distributions	(0.74)	(0.27)	-
Net asset value, end of period	$10.03	$9.94	$9.25
Total Return(a)	8.69%	10.70%	(7.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,378	$30,718	$27,769
Average net assets (000)	$31,730	$28,961	$28,796
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	(e)
Expense before waivers and/or expense reimbursement	2.10%	2.38%	3.33%	(e)
Net investment income (loss)	(0.36)%	(0.93)%	(1.20)%	(e)
Portfolio turnover rate(g)	0%	0%	0%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

Prudential QMA Global Tactical Allocation Fund	47

Consolidated Financial Highlights (continued)

Class Z Shares
	Year Ended February 28,		April 21, 2015(b) through February 29,
	2018	2017	2016
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	0.86	1.05	(0.65)
Total from investment operations	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.27)	-
Distributions from net realized gains	(0.72)	-	-
Total dividends and distributions	(0.74)	(0.27)	-
Net asset value, end of period	$10.03	$9.94	$9.25
Total Return(a)	8.68%	10.70%	(7.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$233	$119	$20
Average net assets (000)	$170	$71	$13
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	(e)
Expense before waivers and/or expense reimbursement	8.69%	2.54%	3.97%	(e)
Net investment income (loss)	(0.32)%	(0.91)%	(1.20)%	(e)
Portfolio turnover rate(g)	0%	0%	0%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

48

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Prudential QMA Global Tactical Allocation Fund and subsidiary (collectively, the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of February 28, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the consolidated financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the

Prudential QMA Global Tactical Allocation Fund	49

Report of Independent Registered Public Accounting Firm (continued)

overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 17, 2018

50

Tax Information (unaudited)

We are advising you that during the year ended February 28, 2018, the Fund reports the maximum amount allowed per share but not less than $0.54 for Class A, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2018, the Fund reports the maximum amount allowable but not less than 25.01% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

Prudential QMA Global Tactical Allocation Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential QMA Global Tactical Allocation Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential QMA Global Tactical Allocation Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential QMA Global Tactical Allocation Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential QMA Global Tactical Allocation Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Global Tactical Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA GLOBAL TACTICAL ALLOCATION FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	PTALX	PTCLX	PTZLX	PTQLX
CUSIP	74440K728	74440K710	74440K686	74440K694

MF227E

     PRUDENTIAL UNCONSTRAINED BOND FUND

ANNUAL REPORT

FEBRUARY 28, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Positive returns over the long term regardless of market conditions

Highlights (unaudited)

•

The Fund maintained a yield curve flattening position for the period which significantly added to performance over the one-year period. The yield curve becomes flatter as the difference between yields on short-term bonds and yields on long-term bonds decreases.

•	Sector allocation was a large contributor to performance, highlighted by positions in high yield, emerging markets, investment grade corporate bonds and commercial mortgage-backed securities (CMBS).

•	Long duration positioning hurt performance as rates rose during the period (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Unconstrained Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Unconstrained Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential Unconstrained Bond Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Unconstrained Bond Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential Unconstrained Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	1.08	4.36 (7/9/15)
Class C	3.96	5.34 (7/9/15)
Class Z	6.02	6.43 (7/9/15)
Class Q	N/A	5.12* (4/26/17)
ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index	1.17	—
Bloomberg Barclays US Aggregate Bond Index	0.51	—
Lipper Alternative Credit Focus Funds Average	3.05	—

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	5.84	6.19 (7/9/15)
Class C	4.96	5.34 (7/9/15)
Class Z	6.02	6.43 (7/9/15)
Class Q	N/A	5.12* (4/26/17)
ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index	1.17	—
Bloomberg Barclays US Aggregate Bond Index	0.51	—
Lipper Alternative Credit Focus Funds Average	3.05	—

* Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Unconstrained Bond Fund (Class Z shares) with a similar investment in the ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index by portraying the initial account values at the beginning of the period for Class Z shares (July 9, 2015) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the Class’ inception date.

Prudential Unconstrained Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

ICE Bank of America Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index—The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity (CM) Index (the Index) is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Index returns do not include the effect of any mutual fund sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of these expenses. The average annual total returns for the Index measured from the month end closest to the inception date of the Fund’s Class A, C, and Z shares through 2/28/18 is 0.78%.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total returns for the Index

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measured from the month end closest to the inception date of the Fund’s Class A, C, and Z shares through 2/28/18 is 1.75%.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (the Lipper Average) is based on the average return of all mutual funds in the Lipper Alternative Credit Focus Funds universe. Returns do not include the effect of any sales charges or taxes. The average annual total returns for the Lipper Average measured from the month end closest to the inception date of the Fund’s Class A, C, and Z shares through 2/28/18 is 2.65%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 2/28/18 (%)
AAA	20.3
AA	7.2
A	3.5
BBB	13.0
BB	13.9
B	17.1
CCC	3.5
CC	0.2
C	0.1
Not Rated	7.3
Cash/Cash Equivalents	13.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Unconstrained Bond Fund	11

Your Fund’s Performance (continued)

Distributions and Yields as of 2/28/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.42	2.83	2.21
Class C	0.35	2.20	1.23
Class Z	0.45	3.30	2.69
Class Q	0.38	3.36	–199.61

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Unconstrained Bond Fund’s Class Z shares returned 6.02% for the 12-month reporting period that ended February 28, 2018. This compares with the 1.17% return of ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (the Index), and the 3.05% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and the Bank of Japan (BoJ) began their respective stylized tapers, meaning they pulled back from stimulus programs. The US had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve (the Fed) rate hikes. All said, this confluence was expected to finally torpedo the decades-old bond bull market. Consensus year-end forecasts for the 10-year Treasury and Bund yields rose to as high as 3.0% and 75 basis points (bps), respectively. (A basis point is 1/100th of a percent.)

While European political fears turned out to be at least overblown, if not a bit misguided, all the other fears were grounded in some fashion. The ECB and BoJ are continuing to reduce their purchases, fiscal stimulus in the US is on the way, and the world’s economy generally continues to improve. Positive yield curves lent a little yield and roll down opportunities. “Roll down” refers to buying longer dated bonds and selling them later to profit from their rise in value. This turned out to be an advantage relative to cash. Coupled with a little more spread tightening, 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income with broad benchmarks generally outperforming cash. As expected, the higher-yielding sectors put in particularly impressive performances. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

US economic growth has accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth has rotated somewhat toward stronger business investment—a trend the tax package is likely to foster further in 2018. A rebound in corporate profits, weakening dollar in 2017, and broad-based, synchronized growth among US trading partners have contributed to this improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household saving rate over the past two years and a modest pick-up in borrowing. Tax cuts for an estimated 60% of households are expected to continue supporting robust consumption in 2018.

Prudential Unconstrained Bond Fund	13

Strategy and Performance Overview (continued)

Following exceptionally strong private sector demand in the fourth quarter of 2017, US economic activity has become more mixed since the start of 2018. In the first quarter of 2018, real gross domestic product (GDP) is currently tracking a little less than 2%, but that softness is expected to prove temporary. Some of the weakness is likely due to pay-back from a hurricane-related surge in demand in the fourth quarter of 2017, as real final private sector demand surged 4.6%. (Real final demand is the total demand for final goods and services, adjusted for inflation, in an economy.) Some softness may be part of the pattern of first quarter weakness seen in three out of the last four years. But the tax cuts are now taking effect, boosting household disposable income and creating more incentives for companies to invest. The tax package, combined with increased government spending following the recent two-year budget deal, is expected to lift US GDP growth from an estimated 2.3% in 2017 to 2.9% in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from the new US tax reform act, ongoing investor demand, robust earnings, and positive global economic growth. In this environment, corporate bonds handily outpaced Treasuries, which slightly outperformed agency mortgage-backed securities (MBS). Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the reporting period in the first part of 2018.

Structured products performed well in 2017. Spreads tightened across all sectors with legacy non-agency residential mortgage-backed securities (RMBS) tighter by 70 bps for the year, AAA-rated commercial mortgage-backed securities (CMBS) tighter by 28 bps, and AAA-rated collateral loan obligations (CLOs) tighter by 34 bps for the year, respectively.

What worked?

•

The Fund maintained a yield curve flattening position for the period which added significantly to performance over the 12-month period. The yield curve becomes flatter as the difference between yields on short-term bonds and yields on long-term bonds decreases.

•	Sector allocation was a large contributor to performance highlighted by positions in high yield, emerging markets, investment grade corporate bonds, and CMBS.

•	Security selection was also very strong, highlighted by positioning in non-agency mortgages, high yield, CLOs, emerging markets, sovereigns, asset-backed securities (ABS), and CMBS.

•

Within corporates, positioning in the electric utilities, foreign non-corporate, and industrial sectors was positive. Looking at specific bond issuers, overweights (holding a larger percentage of bonds than the Index) in Dynegy (electric), Greece and Portugal all contributed to performance.

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What didn’t work?

•	Long duration positioning hurt performance as rates rose during the period. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.)

•

Although overall security selection in corporates was positive, positioning in the telecommunications, consumer non-cyclical, and health care & pharmaceutical sectors hurt performance. Looking at specific issuers, overweights to health care & pharmaceutical issuers Community Health Systems and Endo International, as well as an overweight to Argos Holdings (retailers), were detractors from performance.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund held futures contracts on US Treasury securities and on interest rate swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a negative impact on performance during the reporting period. In addition, the Fund traded foreign exchange derivatives, which had a positive impact on performance during the reporting period.

•

The Fund used credit default swaps to hedge the credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a specific credit security or an index. The use of credit default swaps had a positive impact on performance as well.

Outlook

•

PGIM Fixed Income maintains a positive view of fundamentals in the credit sectors of the fixed income market, with positioning in spread sectors, including high yield, investment grade corporates, emerging markets (EM), and structured products (CMBS, CLOs, ABS).

•

In investment grade corporates, as the market enters the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, the Fund is focusing on names where an “event” has passed as higher-quality corporates continue to lever up, and consolidation remains a concern. PGIM Fixed Income is also looking to European banks due to stabilizing fundamentals and attractive spread levels. PGIM Fixed Income remains overweight BBB-rated issuers amid a steep spread curve and the potential increase in demand from pension plans.

•

Overall, PGIM Fixed Income remains constructive on US high yield in the near term given improving fundamentals and supportive technicals; however, PGIM Fixed Income is not as bullish in the long term given tight spreads and elevated tail risks. Nonetheless, fourth quarter earnings have been strong and defaults are expected to

Prudential Unconstrained Bond Fund	15

Strategy and Performance Overview (continued)

remain low. On the back of tax reform, the early read from companies suggests tax savings will be used mostly for investment as well as a return of capital to equity or debt holders. PGIM Fixed Income remains cautious on commodities, while maintaining an overweight to independent power producers and US consumer-related credits. A primary concern remains a recession triggered by an unforeseen event, however it is expected that such a scenario would result in less spread widening than in previous slowdowns due to the relative caution exhibited by issuers and investors.

•	PGIM Fixed Income remains very positive on structured products, especially AAA-rated CLOs and AAA-rated CMBS.

•

Government-related sectors including Treasuries and agency mortgage-backed securities remain significant underweights as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally features a modest notional exposure to non-$USD currencies across a diversified basket of currencies in faster growing emerging and developed countries, with current positioning featuring an underweight to the US dollar.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Unconstrained Bond Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Unconstrained Bond Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,028.90	1.15%	$5.79
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76
Class C	Actual	$1,000.00	$1,024.10	1.90%	$9.54
	Hypothetical	$1,000.00	$1,015.37	1.90%	$9.49
Class Z	Actual	$1,000.00	$1,029.30	0.87%	$4.38
	Hypothetical	$1,000.00	$1,020.48	0.87%	$4.36
Class Q	Actual	$1,000.00	$1,029.40	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.58	0.85%	$4.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 82.9%

ASSET-BACKED SECURITIES 22.0%

Automobiles 1.6%
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class E, 144A	4.740%		11/14/25		800	$797,710

Collateralized Loan Obligations 15.8%
Atlas Sr. Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 144A, 3 Month LIBOR + 1.300%	2.607	(c)	01/16/30		250	251,221
Battalion CLO Ltd. (Cayman Islands), Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	3.291	(c)	01/24/29		250	251,821
Credit Suisse Mortgage Trust, Series 2017-6R, Class A1	2.722		03/06/47		179	179,871
CVC CorDATUS Loan Fund Ltd. (Ireland), Series 3A, Class C2R, 144A	3.000		07/15/27	EUR	250	304,099
Griffith Park CLO DAC (Ireland), Series 1A, Class A2B, 144A	2.150		10/15/29	EUR	500	609,753
HPC Investment Partners CLO, Series 2013-2RR, Class A2, 144A, 3 Month LIBOR + 1.625%^	3.370	(c)	10/20/29		750	715,875
Jubilee CLO (Netherlands), Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.800	(c)	07/15/30	EUR	250	306,742
Mariner CLO 5 Ltd. (Cayman Islands), Series 2018-5A, Class A, 144A, 3 Month LIBOR + 1.110%	2.904	(c)	04/25/31		750	750,000
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class B, 144A, 3 Month LIBOR + 1.650%	3.384	(c)	02/20/31		250	250,237
MJX Venture Management II LLC (Cayman Islands), Series 2017-29RR, Class B, 144A, 3 Month LIBOR + 2.170%^	3.685	(c)	09/08/30		500	493,700
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.982	(c)	07/15/30		250	252,820
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.995	(c)	10/22/30		500	504,309
Sound Point CLO IX Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.625	(c)	07/20/27		250	250,182
Sound Point CLO XVII (Cayman Islands), Series 2017-3A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.580	(c)	10/20/30		250	252,250
St. Paul’s CLO DAC (Netherlands), Series 7A, Class B2, 144A	2.400		04/30/30	EUR	500	610,585
Trinitas CLO Ltd. (Cayman Islands), Series 2015-3A, Class BR, 144A, 3 Month LIBOR + 1.400%	3.116	(c)	07/15/27		250	250,000

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	19

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.602	%(c)	07/15/27	250	$250,108
Series 2016-24A, Class A1D, 144A, 3 Month LIBOR + 1.420%	3.165	(c)	10/20/28	750	753,255
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.932	(c)	10/15/30	250	252,314
West CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A, 3 Month LIBOR + 3.400%	5.167	(c)	10/30/23	250	250,169

					7,739,311

Consumer Loans 2.9%
Lendmark Funding Trust,
Series 2017-1A, Class C, 144A	5.410		12/22/25	100	102,663
Series 2017-2A, Class C, 144A	4.330		05/20/26	100	99,293
OneMain Financial Issuance Trust,
Series 2015-2A, Class C, 144A	4.320		07/18/25	500	499,652
Series 2017-1A, Class C, 144A	3.350		09/14/32	100	98,869
Oportun Funding IV LLC, Series 2016-C, Class B, 144A	4.850		11/08/21	250	251,349
Oportun Funding VII LLC, Series 2017-B, Class B, 144A	4.260		10/10/23	250	246,059
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.621	(c)	08/25/23	125	124,950

					1,422,835

Home Equity Loans 0.3%
New Century Home Equity Loan Trust, Series 2003-6, Class M1, 1 Month LIBOR + 1.080%	2.701	(c)	01/25/34	129	131,338

Residential Mortgage-Backed Securities 1.0%
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.725	(c)	12/26/46	360	364,019
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250	(cc)	06/25/47	126	125,500

					489,519

Student Loans 0.4%
SLM Student Loan Trust, Series 2007-2, Class B, 3 Month LIBOR + 0.170%	1.915	(c)	07/25/25	200	184,354

TOTAL ASSET-BACKED SECURITIES (cost $10,550,392)					10,765,067

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 6.4%
BBCMS Mortgage Trust, Series 2016-ETC, Class E, 144A	3.609	%(cc)	08/14/36		250	$217,906
COMM Mortgage Trust, Series 2012-CR4, Class A2	1.801		10/15/45		540	519,236
Credit Suisse Mortgage Trust, Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33		250	244,666
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36		250	238,598
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36		250	227,154
Fannie Mae-Aces,
Series 2016-M6, Class AB1	1.946		05/25/26		94	89,083
Series 2016-M7, Class AB1	1.860		09/25/26		187	175,662
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.367	(cc)	03/25/26		1,154	102,825
Series K066, Class X1,IO	0.753	(cc)	06/25/27		7,534	445,157
GS Mortgage Securities Trust, Series 2017-GS7, Class A3	3.167		08/10/50		750	724,968
Rosslyn Portfolio Trust, Series 2017-ROSS, Class XCP, IO, 144A	0.343	(cc)	06/15/33		184,540	129,178

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,187,152)						3,114,433

CORPORATE BONDS 35.0%

Advertising 0.1%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750		10/01/22		100	71,500

Auto Manufacturers 0.5%
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291		12/08/46		50	49,180
Sr. Unsec’d. Notes	6.625		10/01/28		70	80,952
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43		100	111,702

						241,834

Auto Parts & Equipment 0.3%
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24	EUR	100	130,693

Banks 3.3%
Bank of America Corp.,
Jr. Sub. Notes	6.100		12/31/49		110	116,600
Jr. Sub. Notes	8.125		12/31/49		130	131,950
Sr. Unsec’d. Notes, GMTN	3.593		07/21/28		70	68,177
Sr. Unsec’d. Notes, MTN	4.244		04/24/38		50	50,867

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	21

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., Jr. Sub. Notes	5.950%	12/31/49	235	$243,413
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.700	12/31/49	130	133,432
Sr. Unsec’d. Notes	3.850	01/26/27	150	147,924
JPMorgan Chase & Co.,
Jr. Sub. Notes	6.000	12/31/49	120	125,460
Jr. Sub. Notes	7.900	12/31/49	125	126,094
Sr. Unsec’d. Notes	3.509	01/23/29	95	92,154
Morgan Stanley,
Jr. Sub. Notes	5.450	12/31/49	250	255,625
Sr. Unsec’d. Notes, MTN	3.971	07/22/38	110	107,236

				1,598,932

Beverages 0.1%
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750	01/31/27	34	35,020

Biotechnology 0.1%
Celgene Corp., Sr. Unsec’d. Notes	4.350	11/15/47	45	42,383

Building Materials 0.2%
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24	75	79,688

Chemicals 0.7%
Blue Cube Spinco, Inc., Gtd. Notes	9.750	10/15/23	115	133,400
CF Industries, Inc., Sr. Sec’d. Notes, 144A	4.500	12/01/26	100	101,761
Hexion, Inc., Sec’d. Notes, 144A	13.750	02/01/22	100	88,500
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450	08/01/25	10	9,776

				333,437

Commercial Services 0.9%
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200	11/01/46	100	94,699
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	250	266,250
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	50	48,750
Gtd. Notes	5.500	05/15/27	25	25,588
Gtd. Notes	5.875	09/15/26	25	26,187

				461,474

Computers 0.1%
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375	04/01/23	25	27,175

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Distribution/Wholesale 0.2%
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%	06/15/23		100	$101,875

Diversified Financial Services 0.1%
Discover Financial Services, Sr. Unsec’d. Notes	4.100	02/09/27		45	44,505

Electric 3.3%
Calpine Corp.,
Sr. Unsec’d. Notes	5.500	02/01/24		155	145,119
Sr. Unsec’d. Notes(a)	5.750	01/15/25		75	70,313
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	100	124,245
DPL, Inc., Sr. Unsec’d. Notes	7.250	10/15/21		125	136,250
Dynegy, Inc.,
Gtd. Notes	7.625	11/01/24		275	295,625
Gtd. Notes, 144A	8.000	01/15/25		175	190,094
Exelon Corp., Jr. Sub. Notes	3.497	06/01/22		80	79,889
FirstEnergy Corp., Sr. Unsec’d. Notes	3.900	07/15/27		85	84,084
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $246,400; purchased 08/15/15)(d)(f)	9.875	10/15/20		250	208,125
Majapahit Holding BV (Indonesia), Gtd. Notes	7.750	01/20/20		100	108,070
Stoneway Capital Corp. (Argentina), Sr. Sec’d. Notes	10.000	03/01/27		150	165,562

					1,607,376

Energy - Alternate Sources 0.4%
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000	02/13/22		200	200,572

Entertainment 1.8%
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250	02/28/47	GBP	100	139,060
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23		175	182,437
National CineMedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26		125	114,688
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes	5.625	05/01/24		100	105,551
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21		75	77,430
Gtd. Notes	10.000	12/01/22		225	244,125

					863,291

Environmental Control 0.2%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625	11/15/24		100	102,000

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	23

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Foods 1.6%
JBS USA LLC, Sr. Unsec’d. Notes	5.750%		06/15/25		280	$267,400
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap 3.000%, Floor N/A)	3.000	(c)	11/30/23	EUR	100	121,854
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750		03/15/25		75	74,625
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000		11/01/19		125	127,031
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	6.750		06/01/21		175	172,813

						763,723

Healthcare-Services 2.3%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625		02/15/23		75	76,946
CHS/Community Health Systems, Inc., Gtd. Notes(a)	6.875		02/01/22		350	228,375
HCA, Inc., Gtd. Notes	5.375		02/01/25		300	304,971
Kindred Healthcare, Inc., Gtd. Notes	8.000		01/15/20		75	80,156
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.250		07/01/22	EUR	125	159,028
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750		02/01/20		100	103,625
Sr. Unsec’d. Notes	8.125		04/01/22		100	105,500
Sr. Unsec’d. Notes, 144A(a)	7.000		08/01/25		50	49,875

						1,108,476

Home Builders 1.3%
AV Homes, Inc., Gtd. Notes	6.625		05/15/22		125	129,062
Beazer Homes USA, Inc., Gtd. Notes	8.750		03/15/22		150	162,000
Lennar Corp., Gtd. Notes	4.750		05/30/25		150	149,250
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250		04/15/21		100	101,000
William Lyon Homes, Inc., Gtd. Notes	7.000		08/15/22		100	102,500

						643,812

Household Products/Wares 0.3%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000		10/01/26	EUR	100	128,089

Insurance 0.3%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850		08/01/44		75	78,718
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900		09/15/44		75	81,699

						160,417

Internet 0.2%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625		05/15/27	EUR	100	122,569

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Iron/Steel 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250%	08/10/26	3	$3,383

Leisure Time 0.2%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	75	80,063
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	6.250	05/15/25	25	25,375

				105,438

Lodging 1.2%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	125	136,875
Sr. Sec’d. Notes, 144A	6.750	11/15/21	75	78,148
MGM Resorts International, Gtd. Notes	6.000	03/15/23	150	159,562
Studio City Co. Ltd. (Hong Kong), Sr. Sec’d. Notes	7.250	11/30/21	200	210,250

				584,835

Media 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	75	75,000
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	50	51,645
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20	550	556,187
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	15	16,936
Sr. Sec’d. Notes	6.484	10/23/45	15	16,898
Sr. Sec’d. Notes	6.834	10/23/55	30	35,051
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	100	102,550
Gtd. Notes	7.625	03/15/20	100	99,875
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37	5	4,992
Gtd. Notes	5.200	09/20/47	15	14,911
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26	50	50,500
Time Warner, Inc., Gtd. Notes	3.800	02/15/27	25	24,192
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	64	66,160

				1,114,897

Mining 0.2%
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.750	03/01/22	100	110,464

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	25

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.7%
Amsted Industries, Inc., Gtd. Notes, 144A(a)	5.000%	03/15/22		200	$204,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	12/01/24		125	129,844

					333,844

Oil & Gas 3.0%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22		100	106,500
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20		100	107,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26		75	74,438
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510	03/07/22		100	108,632
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25		50	51,561
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes	7.000	05/05/20		100	106,848
Sr. Unsec’d. Notes, 144A	3.875	04/19/22		400	398,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23		125	107,187
Gtd. Notes, 144A	7.000	03/31/24		75	63,938
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.750	02/01/29		25	24,063
Gtd. Notes	6.125	01/17/22		5	5,262
Gtd. Notes	7.375	01/17/27		10	10,840
Gtd. Notes	8.375	05/23/21		70	78,294
Gtd. Notes, 144A	5.299	01/27/25		25	24,500
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375	03/13/22		10	10,450
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22		200	201,300

					1,479,063

Packaging & Containers 0.3%
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26	EUR	125	151,125

Pharmaceuticals 1.0%
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000	02/01/25		200	143,500
Express Scripts Holding Co., Gtd. Notes	3.400	03/01/27		40	37,896
Mylan NV, Gtd. Notes	3.950	06/15/26		90	87,045
Nidda BondCo GmbH (Germany), Gtd. Notes, 144A	5.000	09/30/25	EUR	100	120,798
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375	03/01/24		100	112,000

					501,239

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pipelines 0.4%
ONEOK, Inc., Gtd. Notes	4.950%	07/13/47		25	$25,186
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40		100	117,250
Williams Partners LP, Sr. Unsec’d. Notes	4.900	01/15/45		76	76,311

					218,747

Real Estate 0.3%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21		125	131,875

Real Estate Investment Trusts (REITs) 0.2%
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/23		100	100,500

Retail 2.1%
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22		100	97,000
Grupo Unicomer Co. Ltd. (El Salvador), Gtd. Notes, 144A	7.875	04/01/24		200	216,420
L Brands, Inc.,
Gtd. Notes(a)	5.250	02/01/28		75	72,188
Gtd. Notes	5.625	10/15/23		100	105,000
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000	07/01/22		75	74,625
PetSmart, Inc., Gtd. Notes, 144A	7.125	03/15/23		200	127,480
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20		75	65,250
PVH Corp., Sr. Unsec’d. Notes, 144A	3.125	12/15/27	EUR	100	121,339
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23		125	125,625

					1,004,927

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875	01/15/27		50	47,941

Software 2.2%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21		500	501,875
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		300	315,375
Microsoft Corp., Sr. Unsec’d. Notes	4.500	02/06/57		20	21,957
Quintiles IMS, Inc., Sr. Unsec’d. Notes	3.500	10/15/24	EUR	200	251,737

					1,090,944

Telecommunications 1.9%
CenturyLink, Inc., Sr. Unsec’d. Notes	6.450	06/15/21		200	204,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750	07/15/25		190	180,263

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	27

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes	6.875%		11/15/28		200	$191,000
Gtd. Notes	8.750		03/15/32		150	162,750
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	3.125		01/20/25	EUR	175	190,549

						929,062

Transportation 0.2%
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	7.875		07/31/23		100	103,250

Water 0.4%
Aegea Finance Sarl (Brazil), Gtd. Notes, 144A	5.750		10/10/24		200	199,250

TOTAL CORPORATE BONDS (cost $16,922,122)						17,079,625

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.9%
Alternative Loan Trust, Series 2006-11CB, Class 2A1	6.250		05/25/36		158	117,699
Bayview Opportunity Master Fund IVB Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.798	(c)	10/25/28		255	255,187
CIM Trust,
Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.575	(c)	12/25/57		169	170,413
Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.575	(c)	01/25/57		107	108,861
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.921	(c)	10/25/27		500	559,988
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.575	(c)	04/01/22		131	131,244
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.575	(c)	05/01/22		137	136,912
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.575	(c)	05/01/22		93	92,628
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%	3.325	(c)	09/01/22		68	68,022
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-8, Class A, 144A, 1 Month LIBOR + 1.650%	3.218	(c)	11/01/22		83	83,161
Series 2017-9, Class A, 144A, 1 Month LIBOR + 1.550%	3.125	(c)	12/01/22		82	81,351

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 144A, 1 MONTH LIBOR + 2.850%	4.498	%(c)	02/25/23		100	$100,029

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,828,320)						1,905,495

SOVEREIGN BONDS 7.6%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	6.875		04/22/21		150	158,775
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	39	52,924
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	3	3,744
Unsec’d. Notes	5.000		01/15/27	EUR	155	183,427
Brazil Minas SPE Via State of Minas Gerais (Brazil), Gov’t Gtd. Notes, 144A	5.333		02/15/28		200	200,900
Costa Rica Government International Bond (Costa Rica), Bonds	4.370		05/22/19		170	170,252
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500		05/06/21		100	107,800
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	6.588		02/21/28		200	202,164
Hellenic Republic Government Bond (Greece),
Bonds	3.000	(cc)	02/24/28	EUR	170	191,325
Bonds	3.000	(cc)	02/24/33	EUR	80	85,039
Bonds	3.000	(cc)	02/24/36	EUR	125	131,724
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	400	468,096
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	75	95,005
Ivory Coast Government International Bond (Cote D’lvoire), Sr. Unsec’d. Notes, 144A	5.125		06/15/25	EUR	100	128,088
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875		06/24/24		200	206,250
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125		10/15/24		365	387,258
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875		02/15/30	EUR	405	574,912
Provincia de Buenos Airesgentina (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21		150	166,875
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625		03/30/21		100	103,944
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750		09/01/26		100	102,734

TOTAL SOVEREIGN BONDS (cost $3,576,024)						3,721,236

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	29

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Bonds	2.500%	02/15/45		20	$17,706
U.S. Treasury Bonds	2.750	11/15/47		80	74,119
U.S. Treasury Bonds(k)	2.875	11/15/46		785	746,670
U.S. Treasury Bonds	3.000	05/15/47		20	19,492
U.S. Treasury Notes	1.250	07/31/23		1,000	927,227
U.S. Treasury Notes	1.875	04/30/22		615	597,463
U.S. Treasury Notes	2.250	11/15/27		25	23,652
U.S. Treasury Notes	2.625	02/28/23		195	194,756
U.S. Treasury Notes	2.750	02/28/25		850	847,145
U.S. Treasury Notes	2.750	02/15/28		90	89,082
U.S. Treasury Notes	2.750	08/15/47		150	138,949

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,725,907)					3,676,261

			Shares

COMMON STOCKS 0.5%

Independent Power & Renewable Electricity Producers 0.4%
Dynegy, Inc.*				16,129	197,258

Oil, Gas & Consumable Fuels 0.1%
Frontera Energy Corp. (Colombia)*				1,116	36,973

TOTAL COMMON STOCKS (cost $262,108)					234,231

TOTAL LONG-TERM INVESTMENTS (cost $40,052,025)					40,496,348

			Principal Amount (000)#

SHORT-TERM INVESTMENTS 15.2%

FOREIGN TREASURY OBLIGATION(n) 0.2%
Hellenic Republic Treasury Bills (Greece) (cost $118,098)	1.463	03/09/18	EUR	100	121,976

			Shares

AFFILIATED MUTUAL FUNDS 15.0%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)				6,493,421	6,493,421
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $813,151; includes $811,955 of cash collateral for securities on loan)(b)(w)				813,150	813,151

TOTAL AFFILIATED MUTUAL FUNDS (cost $7,306,572)					7,306,572

See Notes to Financial Statements.

30

Description	Value
OPTIONS PURCHASED~* 0.0% (cost $15,667)	$13,179

TOTAL SHORT-TERM INVESTMENTS (cost $7,440,337)	7,441,727

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.1% (cost $47,492,362)	47,938,075

OPTIONS WRITTEN~* (0.0)% (premiums received $15,574)	(15,792)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.1% (cost $47,476,788)	47,922,283
Other assets in excess of liabilities(z) 1.9%	930,230

NET ASSETS 100.0%	$48,852,513

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

M—Monthly payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Interbank Deposit

CDX—Credit Default Swap

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

HICP—Harmonized Index of Consumer Prices

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	31

Schedule of Investments (continued)

as of February 28, 2018

CLP—Chilean Peso

CNH—Chinese Renminbi (offshore)

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

*	Non-income producing security.
~	See tables subsequent to the Schedule of Investments for options detail.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,219,107 and 2.5% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $785,679; cash collateral of $811,955 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2018.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $246,400. The aggregate value of $208,125 is 0.4% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rates shown are the effective yields at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

See Notes to Financial Statements.

32

Options Purchased:

Exchange Traded

Description	Call/Put	Expiration Date	Strike		Contracts	Notional Amount (000)#		Value
S&P 500 E-Mini Index	Call	03/16/18		$2,740.00	12		1	$12,780
1-Year Short Sterling Mid-Curve Futures	Call	04/13/18	GBP	99.38	10	GBP	13	43
2-Year Short Sterling Mid-Curve Futures	Call	04/13/18	GBP	99.13	10	GBP	13	—

								$12,823

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	03/21/18	$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q	)	500	$356

Total Options Purchased									$13,179

Options Written:

Exchange Traded

Description	Call/Put	Expiration Date	Strike		Contracts	Notional Amount (000)#		Value
S&P 500 E-Mini Index	Call	03/16/18		$2,820.00	12		1	$(1,380)
1-Year Short Sterling Mid-Curve Futures	Call	04/13/18	GBP	99.50	10	GBP	13	—
2-Year Short Sterling Mid-Curve Futures	Call	04/13/18	GBP	99.00	10	GBP	13	(43)

								$(1,423)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	03/21/18	$101.00	5.00%(Q)	CDX.NA.HY.29.V1(Q	)	500	$(274)
CDX.NA.HY.29.V1, 12/20/22	Put	Deutsche Bank AG	06/20/18	$98.00	5.00%(Q)	CDX.NA.HY.29.V1(Q	)	3,500	(11,532)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	06/20/18	$97.00	5.00%(Q)	CDX.NA.HY.29.V1(Q	)	1,000	(2,563)

									$(14,369)

Total Options Written									$(15,792)

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	33

Schedule of Investments (continued)

as of February 28, 2018

Futures contracts outstanding at February 28, 2018:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
2	90 Day Euro Dollar	Dec. 2020	$485,438	$485,375	$(63)
34	2 Year U.S. Treasury Notes	Jun. 2018	7,222,812	7,223,938	1,126
59	5 Year U.S. Treasury Notes	Jun. 2018	6,722,956	6,721,852	(1,104)
94	10 Year U.S. Treasury Notes	Jun. 2018	11,294,055	11,284,406	(9,649)
4	30 Year U.S. Ultra Treasury Bonds	Jun. 2018	617,500	623,500	6,000

					(3,690)

	Short Positions:
2	90 Day Euro Dollar	Dec. 2021	485,188	485,150	38
1	10 Year Japanese Bonds	Mar. 2018	1,414,031	1,414,593	(562)
11	20 Year U.S. Treasury Bonds	Jun. 2018	1,572,149	1,577,813	(5,664)

					(6,188)

					$(9,878)

Cash and foreign currency of $303,987 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at February 28, 2018.

Forward foreign currency exchange contracts outstanding at February 28, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 04/09/18	Barclays Capital Group	AUD	79	$64,000	$61,430	$(2,570)
Expiring 04/09/18	Citigroup Global Markets	AUD	111	87,391	86,551	(840)
Expiring 04/09/18	Morgan Stanley	AUD	292	229,000	226,891	(2,109)
Expiring 04/09/18	Morgan Stanley	AUD	197	159,000	153,039	(5,961)
Expiring 04/09/18	Morgan Stanley	AUD	146	114,000	113,162	(838)
Expiring 04/09/18	Morgan Stanley	AUD	82	64,001	63,768	(233)
Brazilian Real,
Expiring 03/02/18	JPMorgan Chase	BRL	1,040	327,253	320,180	(7,073)
Expiring 05/03/18	Morgan Stanley	BRL	1,040	319,328	318,095	(1,233)
British Pound,
Expiring 04/26/18	BNP Paribas	GBP	212	301,141	292,126	(9,015)
Expiring 04/26/18	Morgan Stanley	GBP	158	223,000	218,611	(4,389)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Canadian Dollar,
Expiring 04/09/18	Barclays Capital Group	CAD	298	$239,000	$232,034	$(6,966)
Expiring 04/09/18	Barclays Capital Group	CAD	275	224,000	214,156	(9,844)
Expiring 04/09/18	JPMorgan Chase	CAD	86	70,000	67,034	(2,966)
Expiring 04/09/18	Morgan Stanley	CAD	118	94,000	91,876	(2,124)
Expiring 04/09/18	Morgan Stanley	CAD	115	92,000	89,412	(2,588)
Expiring 04/09/18	UBS AG	CAD	195	156,322	151,993	(4,329)
Chilean Peso,
Expiring 04/12/18	UBS AG	CLP	101,983	171,000	171,306	306
Chinese Renminbi,
Expiring 04/24/18	Citigroup Global Markets	CNH	1,913	299,479	301,248	1,769
Expiring 04/24/18	JPMorgan Chase	CNH	716	113,000	112,777	(223)
Expiring 04/24/18	Morgan Stanley	CNH	432	68,000	68,054	54
Colombian Peso,
Expiring 03/16/18	Citigroup Global Markets	COP	516,206	171,000	180,070	9,070
Expiring 03/16/18	Citigroup Global Markets	COP	509,303	178,000	177,661	(339)
Expiring 03/16/18	Citigroup Global Markets	COP	434,350	146,000	151,516	5,516
Euro,
Expiring 04/26/18	JPMorgan Chase	EUR	1,005	1,245,464	1,231,935	(13,529)
Expiring 04/26/18	JPMorgan Chase	EUR	56	71,000	69,192	(1,808)
Expiring 04/26/18	Morgan Stanley	EUR	66	82,000	80,974	(1,026)
Expiring 04/26/18	Morgan Stanley	EUR	62	78,000	76,426	(1,574)
Indian Rupee,
Expiring 04/24/18	JPMorgan Chase	INR	18,718	290,003	285,419	(4,584)
Expiring 04/24/18	Barclays Capital Group	INR	12,966	202,000	197,713	(4,287)
Expiring 04/24/18	Goldman Sachs & Co.	INR	6,965	108,486	106,209	(2,277)
Expiring 04/24/18	Morgan Stanley	INR	15,216	235,724	232,016	(3,708)
Expiring 04/24/18	UBS AG	INR	9,059	141,000	138,132	(2,868)
Expiring 04/24/18	UBS AG	INR	8,793	136,443	134,083	(2,360)
Indonesian Rupiah,
Expiring 04/16/18	Barclays Capital Group	IDR	2,779,679	203,000	201,491	(1,509)
Expiring 04/16/18	UBS AG	IDR	3,057,835	224,000	221,653	(2,347)
Expiring 04/16/18	UBS AG	IDR	900,610	66,000	65,283	(717)
Israeli Shekel,
Expiring 04/24/18	Morgan Stanley	ILS	197	58,000	56,844	(1,156)
Japanese Yen,
Expiring 04/26/18	Morgan Stanley	JPY	24,362	224,000	229,262	5,262
Expiring 04/26/18	Morgan Stanley	JPY	19,357	178,000	182,157	4,157
Expiring 04/26/18	Morgan Stanley	JPY	19,092	176,000	179,663	3,663

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	35

Schedule of Investments (continued)

as of February 28, 2018

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Mexican Peso,
Expiring 03/27/18	Morgan Stanley	MXN	2,946	$156,000	$155,556	$(444)
Expiring 03/27/18	UBS AG	MXN	4,857	259,637	256,502	(3,135)
New Taiwanese Dollar,
Expiring 04/16/18	Citigroup Global Markets	TWD	9,591	328,000	329,340	1,340
Expiring 04/16/18	Citigroup Global Markets	TWD	7,112	244,000	244,205	205
New Zealand Dollar,
Expiring 04/09/18	Citigroup Global Markets	NZD	581	417,562	418,697	1,135
Expiring 04/09/18	Morgan Stanley	NZD	275	201,000	198,372	(2,628)
Expiring 04/09/18	Morgan Stanley	NZD	124	92,000	89,427	(2,573)
Norwegian Krone,
Expiring 04/24/18	Citigroup Global Markets	NOK	368	46,933	46,646	(287)
Expiring 04/24/18	Morgan Stanley	NOK	868	111,000	110,093	(907)
Expiring 04/24/18	Morgan Stanley	NOK	519	67,000	65,798	(1,202)
Peruvian Nuevo Sol,
Expiring 04/10/18	Citigroup Global Markets	PEN	239	74,000	72,936	(1,064)
Philippine Peso,
Expiring 03/15/18	Barclays Capital Group	PHP	7,778	153,060	149,225	(3,835)
Expiring 03/15/18	Barclays Capital Group	PHP	3,906	75,000	74,935	(65)
Expiring 03/15/18	Citigroup Global Markets	PHP	19,130	365,000	366,996	1,996
Expiring 03/15/18	Citigroup Global Markets	PHP	19,066	367,000	365,768	(1,232)
Expiring 03/15/18	Citigroup Global Markets	PHP	7,898	153,000	151,527	(1,473)
Expiring 03/15/18	JPMorgan Chase	PHP	13,609	269,000	261,078	(7,922)
Polish Zloty,
Expiring 04/24/18	Barclays Capital Group	PLN	199	58,469	58,124	(345)
Expiring 04/24/18	Citigroup Global Markets	PLN	209	61,449	61,179	(270)
Russian Ruble,
Expiring 04/09/18	Barclays Capital Group	RUB	6,744	116,781	119,062	2,281
Singapore Dollar,
Expiring 05/11/18	JPMorgan Chase	SGD	377	283,907	284,647	740
Expiring 05/11/18	Morgan Stanley	SGD	147	111,000	110,902	(98)
Expiring 05/11/18	UBS AG	SGD	377	283,602	284,647	1,045
South African Rand,
Expiring 03/12/18	Morgan Stanley	ZAR	1,843	134,349	155,979	21,630
South Korean Won,
Expiring 05/09/18	JPMorgan Chase	KRW	607,638	561,977	561,960	(17)
Swiss Franc,
Expiring 04/26/18	Barclays Capital Group	CHF	96	102,000	101,949	(51)
Expiring 04/26/18	Barclays Capital Group	CHF	60	65,000	64,260	(740)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Thai Baht,
Expiring 05/11/18	Barclays Capital Group	THB	10,112	$321,000	$322,886	$1,886
Expiring 05/11/18	Citigroup Global Markets	THB	11,474	364,184	366,359	2,175
Expiring 05/11/18	Citigroup Global Markets	THB	4,430	140,000	141,442	1,442
Turkish Lira,
Expiring 03/12/18	Citigroup Global Markets	TRY	630	161,000	165,067	4,067
Expiring 03/12/18	Goldman Sachs & Co.	TRY	886	225,155	232,172	7,017
Expiring 03/12/18	UBS AG	TRY	596	156,000	156,188	188

				$14,154,100	$14,095,366	$(58,734)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 04/09/18	Morgan Stanley	AUD	269	$212,000	$209,108	$2,892
Expiring 04/09/18	Morgan Stanley	AUD	175	138,000	135,891	2,109
Expiring 04/09/18	Morgan Stanley	AUD	98	78,000	76,342	1,658
Brazilian Real,
Expiring 03/02/18	Morgan Stanley	BRL	1,040	321,377	320,180	1,197
British Pound,
Expiring 04/26/18	Barclays Capital Group	GBP	75	107,000	103,417	3,583
Expiring 04/26/18	Barclays Capital Group	GBP	60	83,000	82,305	695
Expiring 04/26/18	Morgan Stanley	GBP	82	115,000	113,789	1,211
Expiring 04/26/18	Morgan Stanley	GBP	65	90,000	89,213	787
Expiring 04/26/18	Morgan Stanley	GBP	48	66,000	65,773	227
Canadian Dollar,
Expiring 04/09/18	Citigroup Global Markets	CAD	154	124,000	119,905	4,095
Expiring 04/09/18	Morgan Stanley	CAD	218	173,000	170,076	2,924
Chilean Peso,
Expiring 04/12/18	Barclays Capital Group	CLP	153,460	252,319	257,775	(5,456)
Chinese Renminbi,
Expiring 04/24/18	Barclays Capital Group	CNH	537	85,000	84,637	363
Colombian Peso,
Expiring 03/16/18	Citigroup Global Markets	COP	1,229,495	402,585	428,889	(26,304)
Expiring 03/16/18	Citigroup Global Markets	COP	511,492	178,000	178,425	(425)
Czech Koruna,
Expiring 04/09/18	Barclays Capital Group	CZK	8,600	408,588	413,938	(5,350)
Expiring 04/09/18	Morgan Stanley	CZK	2,415	116,999	116,228	771

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	37

Schedule of Investments (continued)

as of February 28, 2018

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro,
Expiring 04/26/18	Barclays Capital Group	EUR	146	$182,000	$178,688	$3,312
Expiring 04/26/18	Barclays Capital Group	EUR	48	60,000	59,417	583
Expiring 04/26/18	Morgan Stanley	EUR	225	280,000	276,113	3,887
Expiring 04/26/18	Morgan Stanley	EUR	169	211,000	207,610	3,390
Expiring 04/26/18	Morgan Stanley	EUR	168	207,000	206,052	948
Expiring 04/26/18	Morgan Stanley	EUR	67	83,000	82,312	688
Expiring 04/26/18	UBS AG	EUR	4,711	5,873,918	5,773,053	100,865
Hungarian Forint,
Expiring 04/24/18	Bank of America	HUF	37,191	147,786	145,096	2,690
Indonesian Rupiah,
Expiring 04/16/18	Barclays Capital Group	IDR	3,086,322	231,000	223,718	7,282
Expiring 04/16/18	Barclays Capital Group	IDR	1,144,918	86,000	82,992	3,008
Expiring 04/16/18	Citigroup Global Markets	IDR	6,036,519	444,909	437,570	7,339
Israeli Shekel,
Expiring 04/24/18	Citigroup Global Markets	ILS	672	197,439	193,903	3,536
Expiring 04/24/18	Morgan Stanley	ILS	743	211,000	214,161	(3,161)
Expiring 04/24/18	Morgan Stanley	ILS	345	98,000	99,425	(1,425)
Japanese Yen,
Expiring 04/26/18	Citigroup Global Markets	JPY	12,863	118,402	121,049	(2,647)
Expiring 04/26/18	Morgan Stanley	JPY	18,455	173,000	173,668	(668)
Expiring 04/26/18	Morgan Stanley	JPY	18,209	171,000	171,353	(353)
Expiring 04/26/18	Morgan Stanley	JPY	16,370	154,000	154,051	(51)
Mexican Peso,
Expiring 03/27/18	Morgan Stanley	MXN	2,635	140,000	139,166	834
New Taiwanese Dollar,
Expiring 04/16/18	Barclays Capital Group	TWD	33,059	1,134,832	1,135,220	(388)
Expiring 04/16/18	Citigroup Global Markets	TWD	12,510	433,000	429,594	3,406
Expiring 04/16/18	Citigroup Global Markets	TWD	12,228	421,000	419,901	1,099
New Zealand Dollar,
Expiring 04/09/18	Morgan Stanley	NZD	209	151,000	150,448	552
Expiring 04/09/18	Morgan Stanley	NZD	96	70,000	69,208	792
Norwegian Krone,
Expiring 04/24/18	Morgan Stanley	NOK	559	71,000	70,918	82
Peruvian Nuevo Sol,
Expiring 04/10/18	BNP Paribas	PEN	767	237,470	234,257	3,213
Philippine Peso,
Expiring 03/15/18	Barclays Capital Group	PHP	14,624	288,789	280,562	8,227
Expiring 03/15/18	Barclays Capital Group	PHP	2,751	54,000	52,778	1,222
Expiring 03/15/18	Citigroup Global Markets	PHP	15,830	314,000	303,699	10,301
Expiring 03/15/18	Citigroup Global Markets	PHP	10,378	203,000	199,105	3,895

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at February 28, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Singapore Dollar,
Expiring 05/11/18	Morgan Stanley	SGD	93	$70,000	$70,255	$(255)
South African Rand,
Expiring 03/12/18	Citigroup Global Markets	ZAR	933	73,000	78,942	(5,942)
Expiring 03/12/18	JPMorgan Chase	ZAR	1,103	88,000	93,386	(5,386)
Swedish Krona,
Expiring 04/24/18	Bank of America	SEK	2,494	312,182	302,283	9,899
Expiring 04/24/18	Barclays Capital Group	SEK	701	88,000	84,907	3,093
Expiring 04/24/18	Morgan Stanley	SEK	1,084	138,000	131,353	6,647
Swiss Franc,
Expiring 04/26/18	Barclays Capital Group	CHF	686	731,254	730,350	904
Thai Baht,
Expiring 05/11/18	Citigroup Global Markets	THB	5,750	183,000	183,596	(596)
Expiring 05/11/18	Citigroup Global Markets	THB	5,473	174,000	174,761	(761)
Expiring 05/11/18	Citigroup Global Markets	THB	2,636	84,000	84,180	(180)
Expiring 05/11/18	Citigroup Global Markets	THB	2,105	67,000	67,229	(229)
Turkish Lira,
Expiring 03/12/18	JPMorgan Chase	TRY	379	98,000	99,227	(1,227)
Expiring 03/12/18	Morgan Stanley	TRY	698	181,000	183,034	(2,034)
Expiring 03/12/18	Morgan Stanley	TRY	471	124,000	123,342	658

				$17,809,849	$17,657,823	152,026

						$93,292

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$291,808	$(198,516)	$93,292

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	39

Schedule of Investments (continued)

as of February 28, 2018

Credit default swap agreements outstanding at February 28, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
3i Debt Management	04/13/18	1.000%(M)	11	$—	$—	$—	Goldman Sachs & Co.
3i Debt Management	04/13/18	1.000%(M)	8	—	—	—	Goldman Sachs & Co.
3i Debt Management	04/13/18	1.000%(M)	3	—	—	—	Goldman Sachs & Co.
Ameriquest Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Anchorage Capital CLO Ltd.	04/13/18	1.000%(M)	14	—	—	—	Goldman Sachs & Co.
Anchorage Capital CLO Ltd.	04/13/18	1.000%(M)	10	—	—	—	Goldman Sachs & Co.
Angelogordon CLO	04/13/18	1.000%(M)	7	—	—	—	Goldman Sachs & Co.
Atlas Senior Loan Fund Ltd.	04/13/18	1.000%(M)	7	—	—	—	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Bank of America Prime Mortgage	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Chase Mortgage	03/02/18	1.500%(M)	250	302	—	302	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
COMM Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Cutwater	04/13/18	1.000%(M)	2	—	—	—	Goldman Sachs & Co.
Ellington CLO Ltd.	04/13/18	1.000%(M)	5	—	—	—	Goldman Sachs & Co.

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
Federal Home Loan Mortgage Corp.	03/27/18	1.500%(M)	79	$100	$—	$100	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GoldenTree	04/13/18	1.000%(M)	1	—	—	—	Goldman Sachs & Co.
GSAMP Trust	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GS Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
GSAMP Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Hildene CLO	04/13/18	1.000%(M)	2	—	—	—	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	6	—	—	—	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	4	—	—	—	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	3	—	—	—	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	41

Schedule of Investments (continued)

as of February 28, 2018

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
KVK CLO Ltd.	04/13/18	1.000%(M)	3	$—	$—	$—	Goldman Sachs & Co.
Lehman Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley BAML Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
Morgan Stanley Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Morgan Stanley ReREMIC Trust	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
New Century Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
New Century Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
New Century Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Och-Ziff Loan Management Funding Ltd.	04/13/18	1.000%(M)	3	—	—	—	Goldman Sachs & Co.
Octagon	04/13/18	1.000%(M)	19	—	—	—	Goldman Sachs & Co.
Option One Home Equity	03/02/18	1.500%(M)	250	302	—	302	Goldman Sachs & Co.
Option One Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Option One Home Equity	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Par-Four	04/13/18	1.000%(M)	4	—	—	—	Goldman Sachs & Co.
Pretium	04/13/18	1.000%(M)	3	—	—	—	Goldman Sachs & Co.

See Notes to Financial Statements.

42

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
Soundview Home Equity Loan Trust	03/02/18	1.500%(M)	250	$333	$—	$333	Goldman Sachs & Co.
Structured Agency Credit Risk	03/02/18	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Trimaran	04/13/18	1.000%(M)	7	—	—	—	Goldman Sachs & Co.
Trimaran	04/13/18	1.000%(M)	2	—	—	—	Goldman Sachs & Co.
Trinitas CLO Ltd.	04/13/18	1.000%(M)	4	—	—	—	Goldman Sachs & Co.
WAMCO	04/13/18	1.000%(M)	5	—	—	—	Goldman Sachs & Co.
Wells Fargo Commercial Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	03/27/18	1.500%(M)	79	100	—	100	Goldman Sachs & Co.

				$9,532	$—	$9,532

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2018(5)	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	80	0.624%	$(6,044)	$1,504	$7,548
AT&T, Inc.	06/20/21	1.000%(Q)	80	0.396%	565	1,630	1,065
Barrick Gold Corp.	06/20/21	1.000%(Q)	80	0.334%	(2,093)	1,791	3,884
Devon Energy Corp.	06/20/20	1.000%(Q)	80	0.243%	(6,615)	1,558	8,173
Eastman Chemical Co.	06/20/21	1.000%(Q)	80	0.230%	757	2,115	1,358

					$(13,430)	$8,598	$22,028

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2018(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection(1):
Republic of Argentina	06/20/18	5.000%(Q)	155	0.720%	$(3,576)	$(6,647)	$3,071	BNP Paribas

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	43

Schedule of Investments (continued)

as of February 28, 2018

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2018(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2):
Federal Republic of Brazil	09/20/18	1.000%(Q)	250	0.462%	$1,247	$(10,409)	$11,656	Barclays Capital Group
Husky Energy, Inc.	06/20/20	1.000%(Q)	80	0.624%	835	(3,294)	4,129	Morgan Stanley
Italy Government	09/20/20	1.000%(Q)	250	0.685%	2,448	(1,571)	4,019	Barclays Capital Group
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	150	0.582%	2,572	(3,057)	5,629	Barclays Capital Group
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	100	0.437%	371	(7,667)	8,038	Morgan Stanley
Petroleos Mexicanos	12/20/18	1.000%(Q)	600	0.529%	3,464	284	3,180	Citigroup Global Markets
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	1.935%	(23,495)	(71,287)	47,792	BNP Paribas
Republic of Colombia	12/20/26	1.000%(Q)	75	1.721%	(3,843)	(6,839)	2,996	Citigroup Global Markets
Republic of Greece	06/20/22	1.000%(Q)	80	3.330%	(6,772)	(13,596)	6,824	Citigroup Global Markets
Republic of Greece	06/20/22	1.000%(Q)	20	3.330%	(1,693)	(3,499)	1,806	Goldman Sachs & Co.
Republic of Hungary	09/20/20	1.000%(Q)	250	0.357%	4,512	(5,867)	10,379	Barclays Capital Group
Republic of Indonesia	09/20/20	1.000%(Q)	250	0.457%	3,874	(10,117)	13,991	Barclays Capital Group
Republic of Philippines	09/20/20	1.000%(Q)	250	0.349%	4,552	227	4,325	Barclays Capital Group
Republic of South Africa	09/20/20	1.000%(Q)	250	0.750%	2,048	(13,677)	15,725	Barclays Capital Group
Republic of Uruguay	06/20/21	1.000%(Q)	600	1.266%	(3,820)	(9,134)	5,314	Citigroup Global Markets
Russian Federation	09/20/18	1.000%(Q)	250	0.224%	1,581	(14,893)	16,474	Barclays Capital Group
United Mexican States	09/20/20	1.000%(Q)	250	0.597%	3,000	(4,392)	7,392	Barclays Capital Group

					$(9,119)	$(178,788)	$169,669

See Notes to Financial Statements.

44

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.6.AA	05/11/63	1.500%(M)	5,000	$18,313	$32,458	$(14,145)	Credit Suisse First Boston Corp.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	3,000	$(10,988)	$12,886	$(23,874)	UBS AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	(3,663)	(33,444)	29,781	JPMorgan Chase
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	(3,663)	(13,015)	9,352	Morgan Stanley

				$(18,314)	$(33,573)	$15,259

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	45

Schedule of Investments (continued)

as of February 28, 2018

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at February 28, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
540	3 Month LIBOR(Q)	EUR 500	(0.216)%(A)	JPMorgan Chase	03/21/23	$(61,085)	$—	$(61,085)

Inflation Swap Agreements outstanding at February 28, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	200	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(1,974)	$(1,974)
EUR	325	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(3,024)	(3,024)
EUR	100	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	1,657	1,657
EUR	160	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	2,356	2,356
GBP	110	07/15/32	3.513%(T)	U.K. Retail Prices Index(2)(T)	—	333	333
GBP	135	07/15/37	3.515%(T)	U.K. Retail Prices Index(2)(T)	—	(1,628)	(1,628)
GBP	30	08/15/42	3.520%(T)	U.K. Retail Prices Index(2)(T)	—	(451)	(451)
GBP	110	07/15/47	3.458%(T)	U.K. Retail Prices Index(1)(T)	(7,204)	4,058	11,262
GBP	25	08/15/47	3.469%(T)	U.K. Retail Prices Index(1)(T)	—	686	686
GBP	10	10/15/47	3.535%(T)	U.K. Retail Prices Index(2)(T)	—	376	376
GBP	10	07/15/57	3.325%(T)	U.K. Retail Prices Index(1)(T)	—	590	590
GBP	5	10/15/57	3.418%(T)	U.K. Retail Prices Index(1)(T)	—	(383)	(383)
	230	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	5	(4,083)	(4,088)

					$(7,199)	$(1,487)	$5,712

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

46

Interest rate swap agreements outstanding at February 28, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	55	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	$(21)	$(14)	$7
BRL	1,570	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(2,830)	(2,830)
BRL	916	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(1,520)	(1,520)
BRL	687	01/04/21	8.660%(T)	1 Day BROIS(2)(T)	—	2,118	2,118
BRL	1,144	01/04/21	8.670%(T)	1 Day BROIS(2)(T)	—	4,742	4,742
BRL	588	01/04/21	9.350%(T)	1 Day BROIS(1)(T)	—	(7,033)	(7,033)
BRL	590	01/04/21	9.470%(T)	1 Day BROIS(1)(T)	—	(7,862)	(7,862)
BRL	357	01/04/21	10.000%(T)	1 Day BROIS(2)(T)	—	6,612	6,612
BRL	286	01/04/21	10.050%(T)	1 Day BROIS(2)(T)	—	5,443	5,443
BRL	353	01/04/21	10.250%(T)	1 Day BROIS(2)(T)	—	7,572	7,572
BRL	774	01/04/21	10.300%(T)	1 Day BROIS(2)(T)	—	17,065	17,065
BRL	189	01/02/23	9.260%(T)	1 Day BROIS(1)(T)	—	(573)	(573)
BRL	377	01/02/23	9.280%(T)	1 Day BROIS(1)(T)	—	(2,099)	(2,099)
BRL	744	01/02/23	9.460%(T)	1 Day BROIS(2)(T)	—	5,856	5,856
BRL	248	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	3,983	3,983
BRL	245	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	4,717	4,717
CAD	2,105	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(4,119)	(10,049)	(5,930)
CZK	8,015	07/03/22	0.820%(A)	6 Month PRIBOR(2)(S)	—	(11,782)	(11,782)
CZK	4,165	07/03/27	1.115%(A)	6 Month PRIBOR(1)(S)	—	12,243	12,243
EUR	665	05/11/19	(0.144%)(A)	6 Month EURIBOR(1)(S)	(1,595)	(895)	700
EUR	225	12/06/21	0.095%(A)	6 Month EURIBOR(1)(S)	—	1,368	1,368
EUR	785	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	259	5,197	4,938
EUR	300	07/03/22	0.182%(A)	6 Month EURIBOR(1)(S)	—	2,112	2,112
EUR	190	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(4,845)	(3,111)	1,734
EUR	250	05/11/24	0.396%(A)	6 Month EURIBOR(2)(S)	(4,586)	(3,712)	874
EUR	430	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(1,158)	3,378	4,536
EUR	380	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	2,077	8,725	6,648
EUR	155	07/03/27	0.795%(A)	6 Month EURIBOR(2)(S)	—	(3,004)	(3,004)
EUR	250	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	8,711	8,807	96
EUR	295	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(70)	4,799	4,869
EUR	90	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	3,242	4,574	1,332
EUR	25	05/11/32	1.100%(A)	6 Month EURIBOR(1)(S)	239	885	646
EUR	230	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	(246)	(246)
EUR	230	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(73)	(73)
EUR	220	01/08/33	1.915%(A)	6 Month EURIBOR(2)(S)	—	(2,769)	(2,769)
EUR	60	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	2,705	3,044	339
EUR	840	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	(5,463)	(5,463)
EUR	840	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	176	3,135	2,959
EUR	400	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	(618)	(618)

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	47

Schedule of Investments (continued)

as of February 28, 2018

Interest rate swap agreements outstanding at February 28, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
EUR	400	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	$—	$912	$912
EUR	25	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	1,168	1,272	104
EUR	145	01/10/48	1.829%(A)	6 Month EURIBOR(1)(S)	—	644	644
EUR	100	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	(68)	(68)
EUR	100	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(21)	(21)
GBP	40	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	356	356
GBP	310	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	7,056	(1,426)	(8,482)
GBP	50	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(702)	(702)
GBP	165	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	(6,542)	(1,804)	4,738
JPY	148,150	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(2,505)	(6,596)	(4,091)
	2,000	08/05/18	1.205%(S)	3 Month LIBOR(1)(Q)	—	8,524	8,524
	1,545	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	5,248	5,248
	1,350	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	8,261	8,261
	2,025	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(116)	15,889	16,005
	1,700	11/18/18	1.207%(S)	3 Month LIBOR(1)(Q)	—	7,255	7,255
	890	11/22/18	1.297%(S)	3 Month LIBOR(1)(Q)	—	3,181	3,181
	3,770	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	2,615	2,615
	30,900	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	29,910	145,747	115,837
	3,435	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	(1,289)	20,823	22,112
	1,935	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,553)	11,198	12,751
	785	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	9,040	9,040
	4,890	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,378	23,564	22,186
	7,030	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	4,999	38,222	33,223
	2,965	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	686	10,525	9,839
	2,115	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	23	4,239	4,216
	3,740	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(130)	3,238	3,368
	4,960	02/05/20	2.350%(S)	3 Month LIBOR(1)(Q)	154	14,042	13,888
	390	04/04/20	—(3)	—(3)	—	(24)	(24)
	1,240	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	20,587	15,362	(5,225)
	2,000	08/05/20	1.655%(S)	3 Month LIBOR(1)(Q)	—	44,511	44,511
	1,500	11/06/20	1.572%(S)	3 Month LIBOR(1)(Q)	—	35,256	35,256
	110	05/11/21	1.600%(S)	3 Month LIBOR(1)(Q)	411	3,158	2,747
	235	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	—	(4,260)	(4,260)
	360	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	810	(6,469)	(7,279)
	1,125	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(3,173)	25,793	28,966
	1,100	02/24/22	—(4)	—(4)	—	70	70
	205	04/04/22	—(5)	—(5)	—	(75)	(75)
	1,450	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	(8,742)	(34,782)	(26,040)
	685	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	515	515
	2,320	08/05/22	1.958%(S)	3 Month LIBOR(1)(Q)	(788)	74,759	75,547

See Notes to Financial Statements.

48

Interest rate swap agreements outstanding at February 28, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d.):
150	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	$—	$1,985	$1,985
1,170	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(42,261)	(42,261)
5,440	05/11/23	2.000%(S)	3 Month LIBOR(2)(Q)	(160,456)	(169,812)	(9,356)
239	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	—	5,812	5,812
125	12/16/23	2.260%(S)	3 Month LIBOR(1)(Q)	(953)	3,349	4,302
490	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,557	18,061	16,504
245	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	49	8,540	8,491
630	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(5,773)	21,400	27,173
605	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(872)	20,073	20,945
3,312	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(21,163)	104,798	125,961
2,350	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	6,074	100,552	94,478
500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	18,634	18,634
5,055	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	17,484	187,885	170,401
735	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	1,791	27,072	25,281
295	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(12,911)	(12,911)
2,580	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	7,944	76,294	68,350
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	533	533
850	08/05/25	2.234%(S)	3 Month LIBOR(1)(Q)	—	33,449	33,449
180	11/06/25	2.116%(S)	3 Month LIBOR(1)(Q)	—	7,922	7,922
190	11/22/26	2.198%(S)	3 Month LIBOR(1)(Q)	—	8,692	8,692
261	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,193	13,537	9,344
1,445	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,367	66,132	64,765
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	15,963	15,963
525	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(362)	16,806	17,168
150	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	5,864	5,864
2,610	05/11/27	2.305%(S)	3 Month LIBOR(2)(Q)	5,863	(103,154)	(109,017)
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	5,640	5,640
85	05/11/28	2.000%(S)	3 Month LIBOR(1)(Q)	3,042	6,265	3,223
290	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(15,462)	(15,462)
785	05/11/32	2.465%(S)	3 Month LIBOR(1)(Q)	3,078	39,174	36,096
115	10/16/33	2.890%(S)	3 Month LIBOR(2)(Q)	—	(1,640)	(1,640)
935	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	(83,949)	(79,049)
230	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	14,316	14,316
500	05/11/37	2.537%(S)	3 Month LIBOR(1)(Q)	(582)	28,928	29,510
440	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	950	950
510	05/11/38	2.200%(S)	3 Month LIBOR(1)(Q)	37,915	58,572	20,657
860	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	4,087	(56,396)	(60,483)
100	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(7,228)	(7,228)
90	07/21/45	2.880%(S)	3 Month LIBOR(1)(Q)	—	1,242	1,242
45	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	10,568	10,568

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	49

Schedule of Investments (continued)

as of February 28, 2018

Interest rate swap agreements outstanding at February 28, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
	330	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	$—	$(1,318)	$(1,318)
	30	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	2,548	2,548
	30	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	2,051	2,051
	60	05/11/48	2.300%(S)	3 Month LIBOR(2)(Q)	(7,703)	(7,750)	(47)
ZAR	2,905	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(262)	510	772
ZAR	800	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	6	3,180	3,174

					$(65,217)	$966,130	$1,031,347

Cash of $535,000 and a security with a market value of $447,051 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at February 28, 2018.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR plus 12.00 bps semiannually and receives the floating rate of 6 Month LIBOR semiannually.
(4)	The Fund pays the floating rate of 1 Month LIBOR plus 8.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.
(5)	The Fund pays the floating rate of 6 Month LIBOR semiannually and receives the floating rate of 3 Month LIBOR plus 11.75 bps semiannually.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$45,855	$(232,405)	$221,405	$(99,104)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

50

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$797,710	$—
Collateralized Loan Obligations	—	6,529,736	1,209,575
Consumer Loans	—	1,422,835	—
Home Equity Loans	—	131,338	—
Residential Mortgage-Backed Securities	—	489,519	—
Student Loans	—	184,354	—
Commercial Mortgage-Backed Securities	—	3,114,433	—
Corporate Bonds	—	17,079,625	—
Residential Mortgage-Backed Securities	—	1,905,495	—
Sovereign Bonds	—	3,721,236	—
U.S. Treasury Obligations	—	3,676,261	—
Common Stocks	234,231	—	—
Foreign Treasury Obligation	—	121,976	—
Affiliated Mutual Funds	7,306,572	—	—
Options Purchased	12,823	356	—
Options Written	(1,423)	(14,369)	—
Other Financial Instruments*
Futures Contracts	(9,878)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	93,292	—
OTC Credit Default Swap Agreements	—	(12,696)	9,532
Centrally Cleared Credit Default Swap Agreements	—	22,028	—
OTC Currency Swap Agreements	—	(61,085)	—
Centrally Cleared Inflation Swap Agreements	—	5,712	—
Centrally Cleared Interest Rate Swap Agreements	—	1,031,347	—

Total	$7,542,325	$40,239,103	$1,219,107

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	51

Schedule of Investments (continued)

as of February 28, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Residential Mortgage- Backed Securities	Credit Default Swap Agreements
Balance as of 02/28/2017	$529,700	$453,963	$4,363
Realized gain (loss)	—	2,632	9,981
Change in unrealized appreciation (depreciation)**	(1,260)	(34)	9,532
Purchases/Exchanges/Issuances	1,209,575	—	—
Sales/Paydowns	—	(258,363)	(14,344)
Accrued discounts/premiums	1,260	302	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(529,700)	(198,500)	—

Balance as of 02/28/2018	$1,209,575	$—	$9,532

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $8,272 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Collateralized Loan Obligations	$1,209,575	Pricing at Cost	Unadjusted Purchase Price
OTC Credit Default Swap Agreements	9,532	Market Approach	Single Broker Indicative Quote

Grand Total	$1,219,107

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investment in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$529,700	L3 to L2	Cost to Evaluated Bid
Residential Mortgage-Backed Securities	198,500	L3 to L2	Cost to Evaluated Bid

See Notes to Financial Statements.

52

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

Collateralized Loan Obligations	15.8%
Affiliated Mutual Funds (including 1.7% of collateral for securities on loan)	15.0
Sovereign Bonds	7.6
U.S. Treasury Obligations	7.5
Commercial Mortgage-Backed Securities	6.4
Residential Mortgage-Backed Securities	4.9
Electric	3.3
Banks	3.3
Oil & Gas	3.0
Consumer Loans	2.9
Media	2.3
Healthcare-Services	2.3
Software	2.2
Retail	2.1
Telecommunications	1.9
Entertainment	1.8
Automobiles	1.6
Foods	1.6
Home Builders	1.3
Lodging	1.2
Pharmaceuticals	1.0
Commercial Services	0.9
Miscellaneous Manufacturing	0.7
Chemicals	0.7
Auto Manufacturers	0.5
Pipelines	0.4
Energy-Alternate Sources	0.4
Water	0.4
Independent Power & Renewable Electricity Producers	0.4
Student Loans	0.4%
Insurance	0.3
Packaging & Containers	0.3
Real Estate	0.3
Home Equity Loans	0.3
Auto Parts & Equipment	0.3
Household Products/Wares	0.3
Internet	0.2
Foreign Treasury Obligation	0.2
Mining	0.2
Leisure Time	0.2
Transportation	0.2
Environmental Control	0.2
Distribution/Wholesale	0.2
Real Estate Investment Trusts (REITs)	0.2
Building Materials	0.2
Advertising	0.1
Semiconductors	0.1
Diversified Financial Services	0.1
Biotechnology	0.1
Oil, Gas & Consumable Fuels	0.1
Beverages	0.1
Computers	0.1
Options Purchased	0.0 *
Iron/Steel	0.0 *

98.1
Options Written	(0.0)
Other assets in excess of liabilities	1.9

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	53

Schedule of Investments (continued)

as of February 28, 2018

Fair values of derivative instruments as of February 28, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$22,028	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	45,855		Premiums received for OTC swap agreements	232,405
Credit contracts	Unaffiliated investments	356		Options written outstanding, at value	14,369
Credit contracts	Unrealized appreciation on OTC swap agreements	221,405		Unrealized depreciation on OTC swap agreements	38,019
Equity contracts	Unaffiliated investments	12,780		Options written outstanding, at value	1,380
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	291,808		Unrealized depreciation on OTC forward foreign currency exchange contracts	198,516
Interest rate contracts	Due from/to broker—variation margin futures	7,164	*	Due from/to broker—variation margin futures	17,042	*
Interest rate contracts	Due from/to broker—variation margin swaps	1,495,448	*	Due from/to broker—variation margin swaps	458,389	*
Interest rate contracts	Unaffiliated investments	43		Options written outstanding, at value	43
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	61,085

Total		$2,096,887			$1,021,248

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

54

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(2,779)	$44,440	$—	$—	$—	$39,037
Equity contracts	(4,519)	(12,428)	—	—	—	—
Foreign exchange contracts	—	—	—	(419,659)	—	—
Interest rate contracts	(118,528)	89,598	(236,097)	—	(25,954)	47,845

Total	$(125,826)	$121,610	$(236,097)	$(419,659)	$(25,954)	$86,882

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$(1,144)	$(2,119)	$—	$—	$126,822
Equity contracts	(570)	1,170	—	—	—
Foreign exchange contracts	—	—	—	65,610	—
Interest rate contracts	(774)	731	(16,041)	—	908,423

Total	$(2,488)	$(218)	$(16,041)	$65,610	$1,035,245

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	55

Schedule of Investments (continued)

as of February 28, 2018

For the year ended February 28, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)
$42,807	$11,308,905	$12,955,126	$6,058,309	$9,047,770	$12,811,266

Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$5,578,200	$17,844,234	$827,200	$25,360,000	$1,155,641	$95,884,693	$60,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$785,679	$(785,679)	$—

See Notes to Financial Statements.

56

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$12,589	$—	$12,589	$—	$12,589
Barclays Capital Group	126,256	(105,389)	20,867	—	20,867
BNP Paribas	54,076	(86,949)	(32,873)	—	(32,873)
Citigroup Global Markets	80,984	(72,158)	8,826	—	8,826
Credit Suisse First Boston Corp.	32,458	(14,145)	18,313	—	18,313
Deutsche Bank AG	—	(11,532)	(11,532)	—	(11,532)
Goldman Sachs & Co.	18,711	(8,613)	10,098	—	10,098
JPMorgan Chase	30,521	(139,264)	(108,743)	—	(108,743)
Morgan Stanley	88,539	(66,714)	21,825	—	21,825
UBS AG	115,290	(39,630)	75,660	—	75,660

	$559,424	$(544,394)	$15,030	$—	$15,030

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	57

Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value, including securities on loan of $785,679:
Unaffiliated investments (cost $40,185,790)	$40,631,503
Affiliated investments (cost $7,306,572)	7,306,572
Cash	91,825
Foreign currency, at value (cost $131,776)	131,506
Cash segregated for counterparty-OTC	1,175,000
Deposit with broker for centrally cleared swaps	535,000
Interest receivable	407,115
Deposit with broker for futures	303,987
Unrealized appreciation on OTC forward foreign currency exchange contracts	291,808
Receivable for Fund shares sold	282,587
Unrealized appreciation on OTC swap agreements	221,405
Premium paid for OTC swap agreements	45,855
Due from broker—variation margin futures	11,128
Due from Manager	5,547
Receivable for investments sold	43
Prepaid expenses	468

Total assets	51,441,349

Liabilities
Payable for investments purchased	899,784
Payable to broker for collateral for securities on loan	811,955
Payable for Fund shares reacquired	257,323
Premium received for OTC swap agreements	232,405
Unrealized depreciation on OTC forward foreign currency exchange contracts	198,516
Unrealized depreciation on OTC swap agreements	99,104
Accrued expenses and other liabilities	50,108
Due to broker—variation margin swaps	21,855
Options written outstanding, at value (premiums received $15,574)	15,792
Distribution fee payable	1,585
Affiliated transfer agent fee payable	230
Dividends payable	179

Total liabilities	2,588,836

Net Assets	$48,852,513

Net assets were comprised of:
Shares of beneficial interest, at par	$4,743
Paid-in capital in excess of par	47,885,770

47,890,513
Distributions in excess of net investment income	(264,569)
Accumulated net realized loss on investment and foreign currency transactions	(484,253)
Net unrealized appreciation on investments and foreign currencies	1,710,822

Net assets, February 28, 2018	$48,852,513

See Notes to Financial Statements.

58

Class A
Net asset value and redemption price per share, ($3,989,337 ÷ 387,110 shares of beneficial interest issued and outstanding)	$10.31
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price to public	$10.80

Class C
Net asset value, offering price and redemption price per share, ($1,205,603 ÷ 117,149 shares of beneficial interest issued and outstanding)	$10.29

Class Q
Net asset value, offering price and redemption price per share, ($10,514 ÷ 1,021 shares of beneficial interest issued and outstanding)	$10.30

Class Z
Net asset value, offering price and redemption price per share, ($43,647,059 ÷ 4,237,274 shares of beneficial interest issued and outstanding)	$10.30

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	59

Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Interest income	$1,610,602
Affiliated dividend income	48,716
Unaffiliated dividend income	20,156
Income from securities lending, net (including affiliated income of $704)	4,064

Total income	1,683,538

Expenses
Management fee	289,175
Distribution fee(a)	12,247
Custodian and accounting fees	114,088
Registration fees(a)	71,117
Audit fee	56,831
Shareholders’ reports	30,865
Legal fees and expenses	22,557
Transfer agent’s fees and expenses (including affiliated expense of $1,252)(a)	11,655
Trustees’ fees	11,444
Miscellaneous	10,861

Total expenses	630,840
Less: Fee waiver and/or expense reimbursement(a)	(287,659)

Net expenses	343,181

Net investment income (loss)	1,340,357

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(211))	269,059
Futures transactions	(236,097)
Options written transactions	121,610
Forward rate agreements transactions	(25,954)
Swap agreements transactions	86,882
Forward currency contract transactions	(419,659)
Foreign currency transactions	71,060

(133,099)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(78))	(122,364)
Futures	(16,041)
Options written	(218)
Swap agreements	1,035,245
Forward currency contracts	65,610
Foreign currencies	(10,804)

951,428

Net gain (loss) on investment and foreign currency transactions	818,329

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,158,686

See Notes to Financial Statements.

60

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class C	Class Q	Class Z
Distribution fee	3,728	8,519	—	—
Transfer Agency fees and expenses	1,677	799	21	9,158
Registration fees	5,022	4,473	9,819	51,803
Fee waiver and/or expense reimbursement	(14,245)	(9,767)	(9,887)	(253,760)

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	61

Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,340,357	$1,077,186
Net realized gain (loss) on investment and foreign currency transactions	(133,099)	515,986
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	951,428	2,354,212

Net increase (decrease) in net assets resulting from operations	2,158,686	3,947,384

Dividends and Distributions
Dividends from net investment income
Class A	(54,648)	(5,716)
Class C	(25,163)	(6,662)
Class Q	(342)	—
Class Z	(1,400,679)	(1,344,705)

	(1,480,832)	(1,357,083)

Distributions from net realized gains
Class A	(8,098)	(3,592)
Class C	(4,201)	(4,826)
Class Q	(41)	—
Class Z	(152,203)	(419,943)

	(164,543)	(428,361)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	17,858,727	1,999,195
Net asset value of shares issued in reinvestment of dividends and distributions	1,643,412	1,784,579
Cost of shares reacquired	(1,038,944)	(24,439)

Net increase (decrease) in net assets from share transactions	18,463,195	3,759,335

Total increase (decrease)	18,976,506	5,921,275

Net Assets:
Beginning of year	29,876,007	23,954,732

End of year(a)	$48,852,513	$29,876,007

(a) Includes undistributed/(distributions in excess of) net investment income of:	$(264,569)	$54,337

See Notes to Financial Statements.

62

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly known as Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund, each of which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential Unconstrained Bond Fund (the “Fund”).

The investment objective of the Fund is to seek positive return over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Prudential Unconstrained Bond Fund	63

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the

64

instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933.

Prudential Unconstrained Bond Fund	65

Notes to Financial Statements (continued)

These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and

66

payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value

Prudential Unconstrained Bond Fund	67

Notes to Financial Statements (continued)

of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equity or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are

68

negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

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Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

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Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and

Prudential Unconstrained Bond Fund	71

Notes to Financial Statements (continued)

to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

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Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective August 1, 2017, transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement. Prior to August 1, 2017 transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory

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Notes to Financial Statements (continued)

services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective January 1, 2018, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to $2.5 billion, 0.625% of average daily net assets from $2.5 billion to $5 billion and 0.600% of average daily net assets over $5 billion. Prior to January 1, 2018, the management fee paid to PGIM Investments was accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $2.5 billion, 0.775% of average daily net assets from $2.5 billion to $5 billion, and 0.75% of average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was 0.77% of the Fund’s average daily net assets for the year ended February 28, 2018. The effective management fee rate, net of waivers and/or expense reimbursement was 0.004%.

Effective January 1 , 2018, PGIM Investments has contractually agreed through June 30, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Q shares and 0.80% of average daily net assets for Class Z shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Prior to January 1, 2018, PGIM Investments had contractually agreed to limit

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the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.90% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $25,209 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2018, it received $564 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers.

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Notes to Financial Statements (continued)

Such transactions are subject to ratification by the Board. For the reporting period ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended February 28, 2018, PGIM, Inc. was compensated $766 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2018, were $27,794,228 and $16,595,036, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries issued a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. had agreed to participate in a backstop commitment of $274,000 for the new bond offering. Under the commitment agreement, the Fund would have been obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $13,700 in conjunction with this commitment. As of November 17, 2017, the commitment agreement was terminated and the Fund was not obligated to purchase any unsubscribed shares of the bond offering.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended February 28, 2018, the adjustments were to increase distribution in excess of net investment income and decrease accumulated net

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realized loss on investment and foreign currency transactions by $178,431 due to differences in the treatment for book and tax purposes of foreign currency gains (losses), premium amortization, paydown gains (losses), swaps and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended February 28, 2018, the tax character of dividend paid by the Fund were $1,484,098 of ordinary income and $161,277 of long-term capital gains. For the year ended February 28, 2017, the tax character of dividends paid by the Fund were $1,745,733 of ordinary income and $39,711 of long-term capital gains.

As of February 28, 2018, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2018, were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$47,382,179	$2,557,743	$(939,387)	$1,618,356

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of premium amortization for book and tax purposes, wash sales, appreciation (depreciation) of swaps, futures contracts and foreign currencies.

The Fund elected to treat late year ordinary losses of approximately $198,000 and post-October capital losses of approximately $451,000 as having been incurred in the following fiscal year (February 28, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

Prudential Unconstrained Bond Fund	77

Notes to Financial Statements (continued)

within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2018, Prudential, through its affiliate entities, owned 1,021 Class Q shares and 2,861,525 of Class Z shares of the Fund. At reporting period end, three shareholders of record held 90% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 60% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	433,881	$4,460,889
Shares issued in reinvestment of dividends and distributions	5,983	61,498
Shares reacquired	(18,993)	(194,699)

Net increase (decrease) in shares outstanding before conversion	420,871	4,327,688
Shares reacquired upon conversion into other share class(es)	(74,155)	(759,794)

Net increase (decrease) in shares outstanding	346,716	$3,567,894

Year ended February 28, 2017:
Shares sold	38,521	$388,894
Shares issued in reinvestment of dividends and distributions	839	8,443
Shares reacquired	(1,005)	(10,182)

Net increase (decrease) in shares outstanding	38,355	$387,155

Class C
Year ended February 28, 2018:
Shares sold	82,868	$846,504
Shares issued in reinvestment of dividends and distributions	2,859	29,332
Shares reacquired	(9,261)	(94,623)

Net increase (decrease) in shares outstanding	76,466	$781,213

Year ended February 28, 2017:
Shares sold	38,545	$389,506
Shares issued in reinvestment of dividends and distributions	1,142	11,488
Shares reacquired	(24)	(244)

Net increase (decrease) in shares outstanding	39,663	$400,750

78

Class Q	Shares	Amount
Period ended February 28, 2018*:
Shares sold	984	$10,000
Shares issued in reinvestment of dividends and distributions	37	383

Net increase (decrease) in shares outstanding	1,021	$10,383

Class Z
Year ended February 28, 2018:
Shares sold	1,222,074	$12,541,334
Shares issued in reinvestment of dividends and distributions	151,266	1,552,199
Shares reacquired	(72,786)	(749,622)

Net increase (decrease) in shares outstanding before conversion	1,300,554	13,343,911
Shares issued upon conversion from other share class(es)	74,156	759,794

Net increase (decrease) in shares outstanding	1,374,710	$14,103,705

Year ended February 28, 2017:
Shares sold	120,833	$1,220,795
Shares issued in reinvestment of dividends and distributions	176,014	1,764,648
Shares reacquired	(1,385)	(14,013)

Net increase (decrease) in shares outstanding	295,462	$2,971,430

*	Commencement of operations was April 26, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended February 28, 2018.

Prudential Unconstrained Bond Fund	79

Financial Highlights

Class A Shares
	Year Ended February 28,		July 9, 2015(f) through February 29,
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.37	0.21
Net realized and unrealized gain (loss) on investments	0.25	1.09	(0.66)
Total from investment operations	0.58	1.46	(0.45)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.48)	(0.23)
Distributions from net realized gains	(0.04)	(0.15)	-
Total dividends and distributions	(0.42)	(0.63)	(0.23)
Net asset value, end of period	$10.31	$10.15	$9.32
Total Return(a)	5.84%	16.01%	(4.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,989	$410	$19
Average net assets (000)	$1,491	$116	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.15%	1.18%	(d)
Expenses before waivers and/or expense reimbursement	2.11%	1.77%	2.75%	(d)
Net investment income (loss)	3.24%	3.69%	3.37%	(d)
Portfolio turnover rate	74%	62%	38%	(e)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

80

Class C Shares
	Year Ended February 28,		July 9, 2015(f) through February 29,
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.14	$9.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.29	0.17
Net realized and unrealized gain (loss) on investments	0.24	1.09	(0.67)
Total from investment operations	0.50	1.38	(0.50)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.40)	(0.19)
Distributions from net realized gains	(0.04)	(0.15)	-
Total dividends and distributions	(0.35)	(0.55)	(0.19)
Net asset value, end of period	$10.29	$10.14	$9.31
Total Return(a)	4.96%	15.13%	(5.04)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,206	$413	$9
Average net assets (000)	$852	$157	$13
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.90%	(d)
Expenses before waivers and/or expense reimbursement	3.05%	2.56%	3.50%	(d)
Net investment income (loss)	2.55%	2.86%	2.72%	(d)
Portfolio turnover rate	74%	62%	38%	(e)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	81

Financial Highlights (continued)

Class Q Shares
	April 26, 2017(f) through February 28, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.31
Net realized and unrealized gain (loss) on investments	0.20
Total from investment operations	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.34)
Distributions from net realized gains on investments	(0.04)
Total dividends and distributions	(0.38)
Net asset value, end of period	$10.30
Total Return(a)	5.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.87%	(d)
Expenses before waivers and/or expense reimbursement	115.14%	(d)
Net investment income (loss)	3.54%
Portfolio turnover rate	74%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

82

Class Z Shares
	Year Ended February 28,		July 9, 2015(f) through February 29,
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.40	0.22
Net realized and unrealized gain (loss) on investments	0.23	1.09	(0.65)
Total from investment operations	0.60	1.49	(0.43)
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.51)	(0.25)
Distributions from net realized gains	(0.04)	(0.15)	-
Total dividends and distributions	(0.45)	(0.66)	(0.25)
Net asset value, end of period	$10.30	$10.15	$9.32
Total Return(a)	6.02%	16.30%	(4.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$43,647	$29,053	$23,926
Average net assets (000)	$35,152	$26,535	$24,501
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.88%	0.90%	0.90%	(d)
Expenses before waivers and/or expense reimbursement	1.60%	1.67%	2.50%	(d)
Net investment income (loss)	3.61%	4.03%	3.59%	(d)
Portfolio turnover rate	74%	62%	38%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Unconstrained Bond Fund	83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Unconstrained Bond Fund (the “Fund”), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 17, 2018

84

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2018, the Fund reports the maximum amount allowed per share but not less than $0.04 for Class A, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2018, the Fund reports the maximum amount allowable but not less than 68.71% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

Prudential Unconstrained Bond Fund	85

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential Unconstrained Bond Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Unconstrained Bond Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential Unconstrained Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Unconstrained Bond Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Unconstrained Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL UNCONSTRAINED BOND FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX
CUSIP	74440K678	74440K660	74440K652	74440K520

MF231E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2018 and February 28, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $155,086 and $153,551 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(c) Tax Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(d) All Other Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2018 and February 28, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission	of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls	and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 18, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	April 18, 2018